Exhibit 10.20

Certain information in this document identified by brackets has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

EXECUTION VERSION

ASSIGNMENT AND LICENSE AGREEMENT

This Assignment and License Agreement (this “Agreement”) is made and entered into as of November 5, 2018 (the “Effective Date”) by and between Mirum Pharmaceuticals, Inc., a corporation organized under the laws of the State of Delaware (“Mirum”), and Shire International GmbH, a company organized under the laws of Switzerland (“Shire”). Mirum and Shire are sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

A. Shire, through the acquisition of Lumena Pharmaceuticals, Inc. (now Lumena Pharmaceuticals LLC, “Lumena”), controls certain intellectual property related to the Compounds, including through in-licenses under the Assigned License Agreements.

B. Mirum is a privately-held biotechnology company focused on developing treatments for orphan diseases.

C. Mirum desires to acquire an exclusive worldwide license under intellectual property owned by Shire or its Affiliates related to the Compounds to develop, manufacture and commercialize Licensed Products for use in the Field, and Shire is willing to grant such a license to Mirum, on the terms and conditions set forth herein.

D. Mirum desires to receive an assignment of the Assigned Agreements, and Shire is willing to make such assignment to Mirum, on the terms and conditions set forth herein.

E. Simultaneously with the execution and delivery of this Agreement, the Parties are entering into Investment Agreements with respect to an issuance of common stock by Mirum to Shire (or its Affiliate).

NOW, THEREFORE, in consideration of the foregoing premises and the mutual promises, covenants and conditions contained in this Agreement, the Parties agree as follows:

1.	DEFINITIONS

Capitalized terms used in this Agreement (other than the headings of the Sections or Articles) have the following meanings set forth in this Article 1, or, if not listed in this Article 1, the meanings as designated in the text of this Agreement.

1.1 “Affiliate” means, with respect to a particular Party, a person, corporation, partnership, or other entity that controls, is controlled by or is under common control with such Party. For the purposes of the definition in this Section 1.1, the word “control” (including, with correlative meaning, the terms “controlled by” or “under the common control with”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such entity, whether by the ownership of at least fifty percent (50%) of the voting stock of such entity, or by contract or otherwise.

1.2 “ALGS Indication” means (a) any Indication for Alagille Syndrome or (b) any Indication based on clinical studies in patients with Alagille Syndrome (e.g., pruritus based on trials in patients with Alagille Syndrome).

1.3 “ASBT Inhibition Activity” means the inhibition of bile acid absorption through the apical sodium-dependent bile acid transporter (ASBT), also known as ileal bile acid transporter (IBAT), ileal sodium-dependent bile acid transporter (ISBT), or Na+-taurocholate cotransporting polypeptide (NTCP2).

1.4 “Assigned Agreements” means the Assigned Ancillary Agreements and the Assigned License Agreements.

1.5 “Assigned Ancillary Agreements” means the Development and Pre-Commercial Supply Agreement by and between Shire Orphan and Rare Diseases GmbH (“SORD”) (which subsequently merged into Shire, with Shire being the surviving entity and assuming all SORD’s assets and liabilities by universal succession under Swiss law) and Sanofi, effective September 16, 2016.

1.6 “Assigned License Agreements” means the Pfizer Agreement, the Satiogen Agreement and the Sanofi Agreement.

1.7 “Biliary Atresia Indication” means (a) any Indication for biliary atresia, also known as extrahepatic ductopenia or progressive obliterative cholangiopathy or (b) any Indication based on clinical studies in patients with biliary atresia, also known as extrahepatic ductopenia or progressive obliterative cholangiopathy (e.g., pruritus based on trials in patients with biliary atresia).

1.8 “CMC Activities” means the activities necessary or useful for generating the Information related to the chemistry, manufacturing and controls of Compound or Licensed Product required for the Regulatory Approval of Licensed Products, as specified by the FDA or other applicable Regulatory Authority.

1.9 “Combination Product” means any Licensed Product that consists of a Compound and at least one other active pharmaceutical ingredient that is not a Compound (“Other Active Ingredient”).

1.10 “Commercialize” means to promote, market, distribute, sell, offer for sale, contract to sell, export or import Licensed Product. For clarity, “Commercializing” and “Commercialization” have a correlative meaning.

1.11 “Commercially Reasonable Efforts” means, with respect to Mirum’s obligations under this Agreement, the carrying out of such obligations or tasks with a level of efforts and resources consistent with the commercially reasonable practices in the pharmaceutical industry for a similarly situated pharmaceutical product as the Licensed Product at a similar stage of development or commercialization, taking into account efficacy, safety, patent and regulatory exclusivity, anticipated or approved labeling, present and future market potential, competitive market conditions, the profitability of the Licensed Product in light of pricing and reimbursement issues, and other relevant factors. Commercially Reasonable Efforts shall be determined on a market-by-market and indication-by-indication basis, and it is anticipated that the level of efforts required shall be different for different markets and indications and shall change over time, reflecting changes in the regulatory status of the Licensed Product and markets involved.

1.12 “Compound” means (a) the compound known as SHP625 (maralixibat) with the structure set forth on Exhibit 1.12(a) and any […***…] (the “SHP625 Compound”) or (b) the compound known as SHP626 (volixibat) with the structure set forth on Exhibit 1.12(b) and […***…] (the “SHP626 Compound”); provided that in each case of foregoing clauses (a) and (b), such compound has ASBT Inhibition Activity.

1.13 “Confidential Information” of a Party means any and all Information of such Party that is disclosed to the other Party or its Affiliates under this Agreement (or that was disclosed under the Existing Confidentiality Agreement or any other confidentiality agreements between the Parties or their Affiliates), whether in oral, written, graphic, or electronic form.

1.14 “Controlled” means, with respect to any compound, material, Information or intellectual property right, that a Party owns or has a license to such compound, material, Information or intellectual property right and has the ability to grant to the other Party access, a license or a sublicense (as applicable) to such compound, material, Information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangements with any Third Party existing at the time such Party would be first required hereunder to grant the other Party such access, license or sublicense. Notwithstanding the foregoing, no compound, material, Information or intellectual property right shall be considered Controlled by Shire if a grant of access, license or sublicense to Mirum requires or triggers a payment obligation of Shire or its Affiliates.

1.15 “Develop” or “Development” means, with respect to Compounds and Licensed Products, all activities relating to preparing and conducting non-clinical studies and other analyses, clinical studies, and regulatory activities (e.g., preparation and submission of regulatory applications) that are necessary or useful to obtain or maintain Regulatory Approval of Licensed Products, excluding Manufacturing.

1.16 “Dollars” or “$” means the legal tender of the U.S.

1.17 “EMA” means the European Medicines Agency or any successor entity.

1.18 “EU” means the European Union, including the United Kingdom and other countries in the European Union as of the Effective Date regardless of continuing membership, and any additional countries subsequently joining its membership as may be added from time to time, and any successor thereto.

1.19 “Executive Officers” means the Chief Executive Officer of Mirum and the Head of Corporate Development for Shire, or such other person (of similar seniority within Shire) designated by Shire from time to time.

1.20 “Existing Confidentiality Agreement” means that certain Confidentiality Agreement by and between Mirum and Shire Human Genetic Therapies, dated as of May 2, 2018, as amended August 8, 2018.

1.21 “FDA” means the U.S. Food and Drug Administration, and any successor thereto.

1.22 “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. §301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions, and modifications thereto).

1.23 “Field” means any therapeutic or prophylactic application in human (but not animal) health.

1.24 “First Commercial Sale” means, with respect to a Licensed Product in a particular country, the first commercial sale of such Licensed Product in such country after Regulatory Approval has been obtained in such country.

1.25 “GAAP” means U.S. generally accepted accounting principles consistently applied.

1.26 “Generic Product” means, with respect to a Licensed Product being sold by Mirum or its Affiliates or their sublicensees, as applicable, any product containing the same Compound as such Licensed Product (and the same Other Active Ingredient(s), as applicable, in the case of a Combination Product), which is marketed by an entity other than Mirum and its Affiliates or their sublicensees in the Field. A Licensed Product licensed or produced by Mirum, its Affiliates or their respective sublicensees (i.e., an authorized generic product) will not constitute a Generic Product.

1.27 “Governmental Authority” means any multi-national, federal, state, local, municipal, provincial or other government authority of any nature (including any governmental division, prefecture, subdivision, department, agency, bureau, branch, office, commission, council, court or other tribunal).

1.28 “Indication” means any disease or condition which could be listed under the header “INDICATIONS AND USAGE” or a subset of any disease or condition which could be listed under the header “INDICATIONS AND USAGE” of a Licensed Product’s label upon Regulatory Approval in the U.S., or equivalent thereof in or outside the U.S.

1.29 “Information” means all information, techniques, technology, practices, trade secrets, inventions (whether patentable or not), methods, knowledge, know-how, skill, experience, data, specifications, results (including pharmacological, toxicological and clinical test data and results), analytical and quality control data, results or descriptions, software and algorithms.

1.30 “Initiation” of a clinical trial (including a Phase 2 Clinical Trial and a Phase 3 Clinical Trial) means the first randomization of a subject enrolled in such clinical trial.

1.31 “Knowledge” means, with respect to a Party, the good faith understanding of the facts and information in the possession of an officer of such Party, or any in-house legal counsel of, or in-house patent agents employed by, such Party or its Affiliates, without any duty to conduct any additional investigation with respect to such facts and information by reason of the execution of this Agreement. For purposes of this definition, an “officer” means any person in the position of vice president, senior vice president, president or chief executive officer of a Party.

1.32 “Laws” means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of any federal, national, multinational, state, provincial, county, city or other political subdivision, domestic or foreign.

1.33 “Licensed Product” means (a) any pharmaceutical product in any dosage strength or formulation that is or contains a Compound, either alone or in combination with one or more other agents and (b) any “Licensed Product” as such term is defined in the Sanofi Agreement, Satiogen Agreement or Pfizer Agreement.

1.34 “Major Markets” means […***…].

1.35 “Manufacturing” means all activities (including CMC Activities) related to the manufacture of Compounds and Licensed Products, including formulation, processing, filling, finishing, packaging, labeling, inspection, receiving, holding, and shipping of Compound, Licensed Product, or any raw materials or packaging materials with respect thereto, or any intermediate of any of the foregoing, and including process and cost optimization, process development, qualification and validation, equipment and facility qualification and validation, commercial manufacture of Licensed Product, stability and release testing, quality assurance and quality control with respect to Licensed Product. For clarity, “Manufacture” has a correlative meaning.

1.36 “Marketing Authorization Application” or “MAA” means: (a) in the U.S., a New Drug Application (as defined in the FFDCA) or any supplement to a New Drug Application, and (b) in any other country or regulatory jurisdiction, an equivalent application for regulatory approval required before commercial sale or use of a pharmaceutical product (or with respect to a subsequent Indication) in such country or regulatory jurisdiction, including, in the EU a Marketing Authorization Application filed pursuant to a centralized procedure.

1.37 “Net Sales” means, with respect to a Licensed Product a given period of time, the gross amount invoiced by Mirum, its Affiliates or their respective sublicensees to Third Party purchasers from the sale or distribution to such Third Parties of the Licensed Product, less the following deductions and offsets that are actually incurred, allowed, accrued or taken and are specifically allocated with respect to such sale or distribution, but solely to the extent that such deductions or offsets are not otherwise recovered by or reimbursed to Mirum, its Affiliates or their respective sublicensees:

(a)	[…***…];

(b)	[…***…];

(c)	[…***…];

(d)	[…***…]; and

(e)	[…***…].

The methodology for calculating (a) – (e), on a country-by-country basis, shall conform to GAAP consistently applied by Mirum.

Net Sales shall also include the fair market value of all consideration received by Mirum, its Affiliates or their respective sublicensees in respect of any sale of Licensed Product to Third Party end-users, whether such consideration is in cash, payment in kind, exchange for value, or any other form.

If any discounts or other deductions or rebates are made in connection with sales of a Licensed Product that is bundled or sold together with other products of Mirum, its Affiliates or their respective sublicensees, then the discount, deduction or rebate applied to the Licensed Product shall not exceed the discount, deduction or rebate applied to any of the other products of Mirum, its Affiliates, or their respective sublicensees in such arrangement based upon the respective list prices of the Licensed Product and such other products prior to applying the discount, unless Mirum provides evidence reasonably satisfactory to Shire that such difference is commercially reasonable and does not unfairly prejudice the Licensed Product in favor of such other products.

For Licensed Products which are sold as Combination Products, the Net Sales for such Combination Products shall be adjusted by multiplying the actual Net Sales by the fraction A/(A+B) where A is […***…], and B is […***…]. If the Other Active Ingredient is not sold separately, then the actual Net Sales shall be adjusted by multiplying the actual Net Sales by the fraction A/C where A is […***…], and C is […***…]. If neither of the foregoing applies, then the Parties shall determine the Net Sales of the Combination Product in good faith based on the respective values of the components of such Combination Product. If the Parties are not able to reach agreement, Net Sales for such Combination Product shall be determined by an expert jointly appointed by the Parties, with such determination to be based on the respective values of the components of such Combination Product. The decision of the expert shall be final and binding on the Parties, and the fees of the expert shall be equally shared between the Parties.

1.38 “Other Indication” means any Indication in the Field other than a PFIC Indication, ALGS Indication, or Biliary Atresia Indication, provided that a Regulatory Approval or label expansion for such Indication (a) would not be solely to treat an expanded set of patients for a previously approved disease or medical condition and (b) would not be solely for use as a different line of therapy for the previously approved disease or medical condition.

1.39 “Patent” means all: (a) unexpired letters patent (including inventor’s certificates), including any substitution, extension, registration, confirmation, validation, reissue, re-examination, supplementary protection certificates, confirmation patents, patent of additions, renewal or any like filing thereof, in each case which have not been held invalid or unenforceable by a court of competent jurisdiction from which no appeal can be taken or has been taken within the required time period (and which have not been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise, and have not been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement); (b) pending applications for letters patent which have not been canceled, withdrawn from consideration, finally determined to be unallowable by the applicable governmental authority or court for whatever reason (and from which no appeal is or can be taken), or abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written consent, including any continuation or division thereof and any provisional applications; and (c) any U.S. and international counterparts to any of (a) and (b) above.

1.40 “PFIC Indication” means (a) any Indication for progressive familial intrahepatic cholestasis or (b) any Indication based on clinical studies in patients with progressive familial intrahepatic cholestasis (e.g., pruritus based on trials in patients with progressive familial intrahepatic cholestasis).

1.41 “Pfizer Agreement” means that certain License Agreement by and between Lumena (thereafter assigned to Shire) and Pfizer Inc. (“Pfizer”), dated as of June 1, 2012.

1.42 “Pfizer Know-How” means the Licensed Know-How (as defined in the Pfizer Agreement).

1.43 “Phase 2 Clinical Trial” means a study of a Licensed Product in the Field in human patients to determine safety and efficacy, pharmacological effect, or dose range or regimen finding before embarking on Phase 3 Clinical Trial, as further defined in 21 C.F.R. 312.21(b), as amended from time to time, or the corresponding foreign regulations.

1.44 “Phase 3 Clinical Trial” means a pivotal study (whether or not denominated a “Phase 3” clinical study under applicable regulations) in the Field in human patients with a defined dose or a set of defined doses of a Licensed Product designed to ascertain efficacy and safety of such Licensed Product for the purpose of enabling the preparation and submission of Marketing Authorization Applications to the competent Regulatory Authorities in a country of the Territory, as further defined in 21 C.F.R. 312.21(c), as amended from time to time, or the corresponding foreign regulations.

1.45 “Regulatory Approval” means any and all approvals, licenses, registrations or authorizations of any national, supra-national (e.g., the European Commission or the Council of the EU), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, that are necessary for the distribution or sale of a Licensed Product in a regulatory jurisdiction. For clarity, Regulatory Approval does not include pricing or reimbursement approval.

1.46 “Regulatory Authority” means the applicable national (e.g., the FDA), supra-national (e.g., the European Commission or the Council of the EU), regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity that, in each case, governs the approval of a Licensed Product in such applicable regulatory jurisdiction.

1.47 “Regulatory Exclusivity” means, with respect to any country or other jurisdiction in the Territory, an additional market protection, other than Patent protection, in such country or other jurisdiction which confers an exclusive period during which Mirum or its Affiliates or their respective sublicensees have the exclusive right to market or sell a Compound or Licensed Product in such country or other jurisdiction through a regulatory exclusivity right, including new chemical entity exclusivity, new use or indication exclusivity, new formulation exclusivity, orphan drug exclusivity, pediatric exclusivity, or any applicable data exclusivity.

1.48 “Regulatory Materials” means regulatory applications, submissions, notifications, registrations, Regulatory Approvals or other filings made to or with, or other approvals granted by, a Regulatory Authority that are necessary or reasonably desirable in order to Develop, Manufacture, market, sell, or otherwise Commercialize a Licensed Product in a particular country or regulatory jurisdiction.

1.49 “Royalty Patents” means Shire Patents, Sanofi Patents and Satiogen Patents.

1.50 “Sales Tax” means all forms of taxes, levies, and charges levied by Governmental Authorities relating to the purchase of tangibles or services, the cost of which is borne by the purchaser together with successor or replacement taxes levied by reference to the sale of goods or services.

1.51 “Sanofi Agreement” means that certain License Agreement by and between Lumena (thereafter assigned to Shire) and Sanofi-Aventis Deutschland GmbH (“Sanofi”), dated as of September 27, 2012, as amended by that certain Amendment No. 1 to License Agreement by and between Lumena and Sanofi, dated as of June 26, 2015.

1.52 “Sanofi Know-How” means the Sanofi Know-How (as defined in the Sanofi Agreement).

1.53 “Sanofi Patents” means the Sanofi Patents (as defined in the Sanofi Agreement), including the Patents set forth on Exhibit 1.53.

1.54 “Satiogen Agreement” means that certain License Agreement by and between Lumena (thereafter assigned to Shire) and Satiogen Pharmaceuticals, Inc. (“Satiogen”), dated as of February 8, 2011, as amended by that certain Letter Agreement by and between Lumena and Satiogen, dated as of March 18, 2017.

1.55 “Satiogen Know-How” means the ASBTi Know-How (as defined in the Satiogen Agreement).

1.56 “Satiogen Patents” means the ASBTi Patents (as defined in the Satiogen Agreement), including the Patents set forth on Exhibit 1.56.

1.57 “Shire IP” means the Shire Patents and the Shire Know-How.

1.58 “Shire Know-How” means all Information Controlled by Shire or its Affiliates as of the Effective Date that are necessary or reasonably useful for development, manufacture, use, sale, offer for sale, or importing of any SHP625 Licensed Product or SHP626 Licensed Product. The Shire Know-How expressly excludes the Pfizer Know-How, Sanofi Know-How and Satiogen Know-How.

1.59 “Shire Patents” means, (a) any Patents Controlled by Shire or its Affiliates as of the Effective Date that are necessary or reasonably useful for development, manufacture, use, sale, offer for sale, or importing of any SHP625 Licensed Product or SHP626 Licensed Product, which Patents are set forth on Exhibit 1.59, and (b) any Patents claiming priority to the Patents in foregoing clause (a). The Shire Patents expressly exclude the Sanofi Patents and Satiogen Patents.

1.60 “Territory” means all countries in the world.

1.61 “Third Party” means any person or entity other than: (a) Mirum; (b) Shire; or (c) an Affiliate of either Party.

1.62 “U.S.” means the United States of America, including all possessions and territories thereof.

1.63 “Valid Claim” means (a) a claim in an issued Patent that has not: (i) expired or been canceled; (ii) been declared invalid by an unreversed and unappealable or unappealed decision of a court or other appropriate body of competent jurisdiction; (iii) been admitted to be invalid or unenforceable through reissue, disclaimer or otherwise; or (iv) been abandoned in accordance with or as permitted by the terms of this Agreement or by mutual written agreement of the Parties; or (b) a claim under an application for a Patent that has not been canceled, withdrawn from consideration, finally determined to be unallowable by the applicable governmental authority or court for whatever reason (and from which no appeal is or can be taken), or abandoned.

1.64 “VAT” shall mean (a) in relation to any jurisdiction within the European Union, the tax imposed by the EC Council Directive on the common system of value added tax (2006/112/EC) and any successor or equivalent legislation and any national legislation implementing that directive together with legislation supplemental thereto and the equivalent tax (if any) in that jurisdiction and (b) in any other jurisdiction, any other value added, goods and services, consumption, or similar tax chargeable on the supply or deemed supply of goods or services under applicable legislation or regulation; but, in each event, excluding any Sales Tax.

1.65 Additional Definitions. Each of the following definitions is set forth in the section of the Agreement indicated below:

Definition	Section
“Acquiror”	12.4
“Acquiror Affiliates”	3.6(b)
“Agreement”	Preamble
“Alliance Manager”	5.1
“Arising IP”	6.1
“Arising Patents”	6.1
“Change in Control”	3.6(b)
“Claims”	10.1(a)
“Competing Product”	3.6(a)(i)
“Complementary Product”	3.6(a)(iii)

Definition	Section
“Development Plan”	5.2(b)
“Effective Date”	Preamble
“Existing Trials”	5.3(b)
“FCPA”	5.5(c)
“Generic Entry”	4.5(d)(iv)
“ICC”	11.3
“Indemnified Party”	10.1(c)
“Indemnifying Party”	10.1(c)
“Investment Agreements”	4.2
“Lumena”	Recitals
“Market Share”	4.5(d)(iv)
“Mirum”	Preamble
“Mirum Indemnities”	10.1(b)
“Mirum Withholding Tax Action”	4.9(d)
“Other Active Ingredient”	1.9
“Other Licensed Products”	4.5(a)
“Party” and “Parties”	Preamble
“Pfizer”	1.41
“Product Failure”	3.6(a)(ii)
“Product Infringement”	6.3(a)
“Product Marks”	5.5(b)
“Royalty Term”	4.5(b)
“Sanofi”	1.51
“Satiogen”	1.54
“SEC”	7.4(b)
“Shire”	Preamble
“Shire Indemnitees”	10.1(a)
“SHP625 Compound”	1.12
“SHP625 Licensed Product”	4.3(a)
“SHP626 Compound”	1.12
“SHP626 Licensed Product”	4.3(b)
“Term”	8.1
“Third Party Claim”	4.5(d)(iii)
“Third Party License”	4.5(d)(iii)
“Transition Services Agreement”	5.2(d)
“Upfront Payment”	4.1

2.	ASSIGNMENT

2.1 Assigned Agreements. Shire hereby assigns, transfers and conveys to Mirum all of Shire’s and its Affiliates’ right, title and interest in and to the Assigned Agreements and Mirum hereby (a) accepts such assignment, transfer and conveyance and agrees to timely perform, pay and discharge, as and when due, all duties and obligations of Shire and its Affiliates (Mirum and its Affiliates after assignment) under the Assigned Agreements to the extent arising on or after the

Effective Date and excluding all liabilities arising from any failure by Shire or its Affiliates to timely perform, pay and discharge, as and when due, all duties and obligations of Shire and its Affiliates under the Assigned Agreements prior to the Effective Date, which shall remain liabilities of Shire or its Affiliates, and (b) agrees to be substituted for Shire or its Affiliate, as applicable, as a party to the Assigned Agreements from and after the Effective Date; provided, however, to the extent that any Assigned License Agreements cannot be assigned, transferred and conveyed to Mirum, Section 2.2 shall apply. For clarity, regardless of whether any residual license rights are granted under Section 2.2 under an Assigned License Agreement pending any assignment, transfer or conveyance of such Assigned License Agreement, Mirum shall be responsible for all payment obligations under such Assigned License Agreement, including reimbursement of any patenting costs and payments of any royalties and milestones required thereunder, that become due and payable on or after the Effective Date, but excluding all payment obligations arising from any failure by Shire or its Affiliates to timely perform, pay and discharge, as and when due, any payment obligations or other duties and obligations of Shire and its Affiliates under the Assigned Agreements prior to the Effective Date, which shall remain liabilities of Shire or its Affiliates; provided, however, that notwithstanding anything to the contrary herein, Shire shall be responsible for all payment obligations under the Assigned License Agreements that become due and payable whether on or after the Effective Date by virtue of payment of the Upfront Payment or issuance of Common Stock pursuant to the Investment Agreements to Shire or its Affiliates.

2.2 Residual License. To the extent that any Assigned License Agreements cannot be assigned, transferred and conveyed to Mirum pursuant to Section 2.1, then until such assignment, transfer and conveyance to Mirum is effected, the following shall apply with respect to such Assigned License Agreements only:

(a) Assigned License Agreement IP. Subject to the terms and conditions of this Agreement including Section 2.2(b), Shire hereby grants to Mirum during the Term an exclusive (even as to Shire, but subject to Section 3.3), royalty-bearing sublicense, with the right to further sublicense through multiple tiers as provided in Section 3.2, under the Pfizer Know-How (if the Pfizer Agreement is subject to this Section 2.2), the Sanofi Know-How and Sanofi Patents (if the Sanofi Agreement is subject to this Section 2.2), or the Satiogen Know-How and Satiogen Patents (if the Satiogen Agreement is subject to this Section 2.2), in each case to develop, have developed, make, have made, use, sell, have sold, offer for sale, or import Licensed Products in the Territory. If not previously exercised by Shire or its Affiliates, Mirum shall have the exclusive right to exercise the Compound Manufacturing Option under the Sanofi Agreement, and Shire shall cooperate with Mirum (at no cost to Shire) if Mirum provides written notice to Shire that it wishes to exercise such Compound Manufacturing Option to the extent necessary to effect such exercise.

(b) Compliance with the Pfizer Agreement, Sanofi Agreement or Satiogen Agreement, as Applicable. The sublicenses to Mirum under Section 2.2(a), and any right of Mirum to grant a further sublicense thereunder, shall be subject and subordinate to the terms and conditions of the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement, as applicable, and shall be effective solely to the extent permitted under the terms of such agreement(s). Without limiting the foregoing, if and to the extent the Pfizer Agreement, Sanofi Agreement or Satiogen Agreement, as applicable, (a) contains terms and conditions that provide to Shire the right to grant sublicenses (i) for a field of use that is narrower in any respect than the Field, (ii) for a territory that is narrower in any respect than the Territory, or (iii) with respect to a compound or product, the definition of which is more limited than Compound or Licensed Product, respectively, the sublicenses granted by Shire to Mirum under Section 2.2(a) shall be deemed to permit Mirum to exercise such sublicense only with respect to such more limited compound or product, or such narrower field or territory, as applicable, each as defined in the Pfizer Agreement, Sanofi Agreement or Satiogen Agreement, as applicable (and, for clarity, in no event shall the scope of any definition or terms under the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement expand the Compounds, Licensed Products or Field hereunder), or (b) requires that particular terms or conditions be contained or incorporated in any agreement granting a sublicense thereunder, such terms and conditions are hereby deemed to be incorporated herein by reference to the extent applicable to the sublicense granted herein under the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement, as applicable. Mirum shall remain responsible for the compliance with the Pfizer Agreement, Sanofi Agreement, and Satiogen Agreement by any such sublicensee. So long as any sublicense granted by Shire to Mirum under Section 2.2(a) remains in effect, Shire and its Affiliates shall not amend or terminate the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement, as applicable, except with the prior written consent of Mirum, not to be unreasonably withheld, delayed or conditioned.

(c) Efforts to Complete Assignment. If Pfizer, Sanofi or Satiogen notify Shire or Mirum in writing that the assignment, transfer and conveyance of the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement, respectively, to Mirum hereunder requires their consent or is otherwise not effective, then Shire and its Affiliates will use commercially reasonable efforts, and Mirum will reasonably cooperate with Shire’s efforts, to obtain such consent or take other reasonable actions (at no cost to Shire) in order to complete the assignment, transfer and conveyance of the Pfizer Agreement, Sanofi Agreement, or Satiogen Agreement, as applicable, to Mirum pursuant to Section 2.1.

2.3 Notice of Assigned Agreements. In addition, promptly after the Effective Date, (a) Shire shall provide written notice to Sanofi of the assignment to Mirum of the Sanofi Agreement and Mirum shall countersign such notice acknowledging Mirum’s express assumption as of the Effective Date of performance of Shire’s and its Affiliates rights and obligations under the Sanofi Agreement as required by Section 12.4 of the Sanofi Agreement, (b) Shire shall provide written notice to Sanofi of the assignment to Mirum of the Assigned Ancillary Agreement and Mirum shall countersign such notice acknowledging Mirum’s express assumption as of the Effective Date of performance of Shire’s and its Affiliates rights and obligations under the Assigned Ancillary Agreement as required by Section 12.4 of the Sanofi Agreement (which is cross referenced in the Assigned Ancillary Agreement) (c) Shire shall provide written notice to Satiogen of the assignment to Mirum of the Satiogen Agreement and Mirum shall countersign such notice acknowledging Mirum’s agreement be bound by the Satiogen Agreement as of the Effective Date as required by Section 10.10 of the Satiogen Agreement, and (d) Shire shall provide written notice to Pfizer of the assignment to Mirum of the Pfizer Agreement.

3.	LICENSES AND RELATED RIGHTS

3.1 License Grants.

(a) Shire IP. Subject to the terms and conditions of this Agreement, Shire hereby grants Mirum during the Term an exclusive (even as to Shire, but subject to Section 3.3), royalty-bearing license, with the right to sublicense through multiple tiers as provided in Section 3.2, under the Shire IP, in each case to develop, have developed, make, have made, use, sell, have sold, offer for sale, or import SHP625 Licensed Products and SHP626 Licensed Products in the Territory.

(b) Regulatory Materials. Subject to the terms and conditions of this Agreement, Shire hereby grants Mirum during the Term an exclusive (even as to Shire, but subject to Section 3.3), royalty-bearing license and right of reference, with the right to sublicense through multiple tiers as provided in Section 3.2, under the Regulatory Approvals and any other Regulatory Materials Controlled by Shire or its Affiliates as of the Effective Date, in each case to develop, have developed, make, have made, use, sell, have sold, offer for sale, or import the SHP625 Licensed Products and SHP626 Licensed Products in the Territory.

3.2 Sublicensing; Subcontracting. Mirum shall have the right to grant sublicenses of the license granted to it under Section 3.1 and, to the extent applicable, Section 2.2, or otherwise subcontract its activities with respect to the Compounds or Licensed Products, to its Affiliates and any Third Parties; provided that: (a) Mirum shall remain responsible for the compliance with this Agreement by any such sublicensee or subcontractor; (b) each such sublicense or subcontract agreement shall be consistent with the terms and conditions of this Agreement; and (c) Mirum shall ensure that it obtains ownership or licenses or rights to all inventions and Information (including all data, know-how, inventions, Regulatory Materials and Regulatory Approvals) generated by such sublicensee or subcontractor under such agreement that are related to the applicable Licensed Product and are sufficient to enable Mirum to grant the rights granted to Shire hereunder, including Shire’s rights under Section 8.6. Upon termination of this Agreement, other than by Mirum pursuant to Section 8.2 or 8.5, all such sublicense agreements shall survive such termination and automatically convert to a direct license or sublicense between Shire and the sublicensee solely if all of the following apply: (i) such direct license or sublicense is consistent with, and not in conflict with, the terms of this Agreement and is as protective of Shire (and, in the case of indemnification, the Shire Indemnitees) as this Agreement, (ii) the sublicensee under such sublicense agreement is not in breach of such sublicense agreement at the time of such termination of this Agreement, (iii) Shire has no obligations or liabilities under such direct license or sublicense beyond the obligations and liabilities of Shire under this Agreement, and (iv) the milestones and royalties to be paid to Shire under such direct license or sublicense are no less favorable to Shire than those to be paid to Shire under this Agreement.

3.3 Retained Rights. Notwithstanding anything to the contrary, Shire retains the right to practice the Shire IP outside the scope of the licenses granted to Mirum in Section 3.1 and, to the extent applicable, Section 2.2.

3.4 Negative Covenant. Mirum covenants that it will not, and will not permit any of its Affiliates or their respective sublicensees or subcontractors, to use or practice any Shire IP outside the scope of the licenses granted to it under Section 3.1.

3.5 No Implied Licenses. Except as explicitly set forth in this Agreement, neither Party nor its Affiliates has granted nor shall be deemed to have granted (whether by estoppel, implication or otherwise) to the other Party any license or other right to any materials or intellectual property of such Party.

3.6 Exclusivity.

(a) Mirum agrees that, except for the Development and Commercialization of Licensed Products pursuant to this Agreement and the Assigned Agreements, neither Mirum nor its Affiliates (excluding any Acquirer or Acquirer Affiliates as provided in Section 3.6(b)) shall (either through its own efforts or with an Affiliate or Third Party) on a Licensed Product-by-Licensed Product basis, (x) develop any Competing Product prior to the five (5) year anniversary of the First Commercial Sale of such Licensed Product or (y) commercialize any Competing Product prior to the eight (8) year anniversary of the First Commercial Sale of such Licensed Product. As used herein, the following terms will have the following meaning:

(i) “Competing Product” means any product that is or contains a compound (A) the primary method of action of which is ASBT Inhibition Activity or (B) that is commercialized or developed for any PFIC Indication, ALGS Indication or Biliary Atresia Indication; provided, however, that foregoing clause (B) shall not apply with respect to (1) a given Indication if a Product Failure has occurred with respect to such Indication (e.g., if a Product Failure has occurred for a Licensed Product for the Biliary Atresia Indication, Mirum may thereafter develop and commercialize a product for the Biliary Atresia Indication if such product uses a different primary method of action than ASBT Inhibition Activity) or (2) a given product if such product is a Complementary Product.

(ii) “Product Failure” means, with respect to a SHP625 Licensed Product for the PFIC Indication, ALGS Indication or Biliary Artesia Indication that both (A) after using Commercially Reasonable Efforts in accordance with Section 5.6 and as required under the Sanofi Agreement, Satiogen Agreement and Pfizer Agreement, as applicable, Mirum determines in good faith that further Development and Commercialization of Licensed Product is not commercially viable because of materially adverse pre-clinical or clinical pathology or toxicology data or clinical efficacy data with respect to such Licensed Product and (B) no SHP625 Licensed Product was previously successfully Commercialized for such Indication.

(iii) “Complementary Product” means a product for which the development and commercialization is not deleterious to the sales or pricing of Licensed Products.

(b) In the event of a Change in Control of Mirum, the exclusivity provisions set forth above shall […***…] to the extent that such […***…] is developing or commercializing (alone or with a Third Party) a Competing Product if, and only if (i) such […***…] do not obtain rights or access (other than access in connection with due diligence prior to the Change in Control transaction) to and do not use any Confidential Information of Shire, Shire Know-How, Pfizer Know-How, Sanofi Know-How, Satiogen Know-How or Royalty Patents; (ii) the […***…] development and commercialization activities related to such Competing Product are kept separate from the Development and Commercialization activities for Compounds and Licensed Products under this Agreement; (iii) any personnel of Mirum or any of its Affiliates involved with Compounds or Licensed Products are not involved in any way with the Competing Products, (iv) Mirum puts in place firewalls and other protections that are reasonably designed to ensure that the foregoing clauses (i), (ii) and (iii) are complied with, and (v) Mirum otherwise continues to meet its obligations under this Agreement. For the purposes of this Agreement, “Change in Control” means (a) a sale of all or substantially all of the assets of Mirum to a Third Party; (b) any consolidation or merger of Mirum with or into any other corporation or other entity or person, or any other corporate reorganization, in which the beneficial owners of the capital stock of Mirum immediately prior to such consolidation, merger or reorganization have (directly or indirectly) less than fifty percent (50%) of the voting power of the surviving entity (or, if the surviving entity is a wholly owned subsidiary, its parent) immediately after such consolidation, merger or reorganization; or (c) any transaction or series of related transactions to which Mirum is a party in which in excess of fifty percent (50%) of Mirum voting power (including the power to vote for Mirum’s board of directors) is transferred to a Third Party; provided that a change in control will not include (x) any consolidation or merger effected exclusively to change the domicile of Mirum, or (y) any transaction or series of transactions principally for bona fide equity financing purposes in which cash is received by Mirum or any successor, or indebtedness of Mirum is cancelled or converted, or a combination thereof.

4.	COMPENSATION

4.1 Upfront Payment. Within […***…] after the Effective Date, Mirum shall pay Shire a one-time, non-refundable, and non-creditable upfront cash payment of seven million five hundred thousand Dollars ($7,500,000) (the “Upfront Payment”).

4.2 Equity Issuance. The Parties acknowledge and agree that, simultaneously with the execution of this Agreement, the Parties are entering into that certain Common Stock Issuance Agreement and certain additional agreements referenced therein (collectively, the “Investment Agreements”) with respect to an issuance of Common Stock by Mirum to Shire (or its Affiliate) in Mirum, in partial consideration for the rights granted under this Agreement to Mirum. Shire and Mirum further agree and acknowledge that Mirum’s entering into, and performance of, this Agreement is an essential factor for Shire entering into the Investment Agreements, without which Shire would not have entered into the Investment Agreements.

4.3 Development Milestone Payments.

(a) SHP625 Licensed Product. Mirum shall make the following non refundable and non-creditable development milestone payments to Shire within […***…] after the first achievement of each applicable milestone for an Indication covered by each section of the table below for a Licensed Product containing the SHP625 Compound, either alone or in combination with other agents (a “SHP625 Licensed Product”), by Mirum or any of its Affiliates or any of their respective sublicensees. Each such milestone payment shall be paid only once for each such Indication for an SHP625 Licensed Product during the Term, the first time an SHP625 Licensed Product reaches such milestone event, regardless of the number of times such milestone is reached by an SHP625 Licensed Product for the same Indication. For clarity, (i) the milestone payments in each section of the table below are paid once for an Indication covered by such section of the table but, in the case of section 4 of the table below only, may be paid multiple times if multiple Other Indications are covered by such section of the table, (ii) if the same SHP625 Licensed Product is Developed for more than one Indication, the applicable development milestones will apply for each such Indication and (iii) if a disease or condition listed under the header “INDICATIONS AND USAGE” covers more than one of the PFIC Indication, ALGS Indication, Biliary Atresia Indication or Other Indication based on clinical data in such disease, condition or Indication, then the applicable milestone payments in the table below shall apply for each such Indication when the applicable milestone event is reached (e.g., if achievement of a milestone event is based on Regulatory Approval for “treatment of pruritus in pediatric cholestatic liver disease” which is supported by studies of PFIC patients, ALGS patients, and Biliary Atresia patients (as evidenced by Regulatory Materials), then the milestone payments for the PFIC Indication, ALGS Indication, and Biliary Atresia shall all apply when the applicable milestone event is reached).

Milestone Event	Milestone Payment
1. PFIC Indication:
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
2. ALGS Indication:
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
3. Biliary Atresia Indication:
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
4. Each and Every Other Indication:
[...***...]	$	[...***...]

(b) SHP626 Licensed Product. Mirum shall make the following non-refundable and non-creditable development milestone payments to Shire within […***…] after the first achievement of each applicable milestone for a Licensed Product containing the SHP626 Compound, either alone or in combination with other agents (a “SHP626 Licensed Product”), by Mirum or any of its Affiliates or any of their respective sublicensees. Each such milestone payment shall be paid only once for the first Indication for which an SHP626 Licensed Product is developed during the Term, the first time such SHP626 Licensed Product reaches such milestone event, regardless of the number of SHP626 Licensed Products or the number of Indications for which SHP626 Licensed Products are developed.

Milestone Event	Milestone Payment
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]
[...***...]	$	[...***...]

(c) Determination that Milestone Events Have Occurred. Mirum shall notify Shire promptly of the achievement of each development milestone event under Section 4.3(a) and 4.3(b). If, notwithstanding the fact that Mirum has not provided Shire such a notice, Shire believes that any such milestone event has been achieved, it may so notify Mirum in writing and the Parties shall promptly meet and discuss in good faith whether such milestone event has been achieved. Any dispute under this Section 4.3(c) regarding whether or not a milestone event has been achieved shall be subject to resolution in accordance with Section 11.3. If, at the time a milestone event is accomplished by Mirum or any of its Affiliates or any of their respective sublicensees, any prior milestone event(s) have not been accomplished and the milestone payments for such prior milestone event(s) have not been paid for a given Licensed Product and given country or jurisdiction (and, in the case of SBP625 Licensed Product, a given Indication), as applicable, the milestone payment(s) for such prior milestone event(s) shall then also be due and payable within […***…].

4.4 Sales Milestone Payments. Mirum shall make the following one-time, non refundable and non-creditable sales milestone payments to Shire when the aggregate Net Sales of all Licensed Products in the Territory in a given calendar year first reach the thresholds specified below. Mirum shall notify Shire promptly of the achievement of each such sales threshold. Each sales milestone payment shall be made by Mirum within […***…] after the end of the calendar quarter in which such sales threshold is achieved. If more than one sales threshold is reached in any given calendar year, then Mirum shall pay Shire a separate milestone payment for each such threshold that is reached.

Threshold for Aggregate Worldwide Net Sales in a Calendar Year	Milestone Payment
$[...***...]	$	[...***...]
$[...***...]	$	[...***...]
$[...***...]	$	[...***...]

4.5 Royalty Payments.

(a) Royalty Rates. Subject to the terms of this Section 4.5, Mirum shall pay to Shire non-refundable, non-creditable royalties on Net Sales of all Licensed Products in the Territory during the Royalty Term, calculated by multiplying the applicable portion of aggregate Net Sales of all Licensed Products in the Territory in a calendar year by the corresponding royalty rates in the table below and aggregating the resulting amounts; provided that, if any of such Licensed Products are neither SBP625 Licensed Products nor SBP626 Licensed Products (such Licensed Products, “Other Licensed Products”), Mirum shall only be required to pay to Shire […***…] of the royalties that would otherwise be due for such Other Licensed Products pursuant to this Section 4.5:

Net Sales of All Licensed Product	Royalty Rate
For that portion of aggregate Net Sales of all Licensed Products during a calendar year less than or equal to $[...***...]	[...***...]%
For that portion of aggregate Net Sales of all Licensed Products during a calendar year greater than $[...***...] and less than or equal to $[...***...]	[...***...]%
For that portion of aggregate Net Sales of all Licensed Products during a calendar year greater than $[...***...]	[...***...]%

(b) Royalty Term. Royalties under this Section 4.5 with respect to a particular Licensed Product and country will commence on the First Commercial Sale of such Licensed Product in such country and shall continue until the later of (i) the expiration of the last-to-expire Valid Claim of the Royalty Patents in such country where, but for the license grants and assignment hereunder, such Licensed Product or the Compound contained therein or such Licensed Product’s or Compound’s manufacture or use would infringe such Valid Claim, (ii) expiration of any Regulatory Exclusivity for the Licensed Product in such country and (iii) the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country (the “Royalty Term”).

(c) Royalty Reports and Payments. Within […***…] following the end of each calendar quarter following the First Commercial Sale of a Licensed Product anywhere in the Territory, Mirum shall provide Shire with a report containing the following information for the applicable calendar quarter, on a Licensed Product-by-Licensed Product and country-by-country basis: (i) the amount of gross sales of such Licensed Product in such country, (ii) an itemized calculation of Net Sales in such country showing deductions provided for in the definition of Net Sales in Section 1.37, (iii) a calculation of the royalty payment due on such sales, (iv) an accounting of the number of units and prices for Licensed Product sold, (v) the exchange rate for such country (pursuant to Section 4.6), (vi) the date of First Commercial Sale of such Licensed Product in such country, and (vii) identification of whether such Licensed Product is an SHP625 Licensed Product or an SHP626 Licensed Product. Concurrent with the delivery of the applicable quarterly report, Mirum shall pay all amounts due to Shire pursuant to this Section 4.5 with respect to Net Sales by Mirum, any of its Affiliates and their respective sublicensees for such calendar quarter.

(d) Royalty Adjustment

(i) Royalty Adjustments for Payments under Sanofi Agreement for SHP626 Licensed Products. To the extent such amounts are required to be paid to Sanofi in such calendar quarter for SHP626 Licensed Products pursuant to the Sanofi Agreement (as it exists as of the Effective Date) and such amounts are actually paid by Mirum to Sanofi, the royalty payment that would otherwise be due with respect to any SHP626 Licensed Product in any calendar quarter pursuant to Section 4.5(a) shall be reduced, on calendar quarter-by-calendar quarter basis, by an amount equal to (A) […***…] ([…***…] if the Compound Manufacturing Option is exercised under the Sanofi Agreement) of that portion of annual Net Sales less than $[…***…] plus (B) […***…] ([…***…] if the Compound Manufacturing Option is exercised under the Sanofi Agreement) of that portion of annual Net Sales greater than or equal to $[…***…].

(ii) Royalty Adjustments for Payments under Satiogen Agreement for Licensed Products. To the extent such amounts are required to be paid to Satiogen in such calendar quarter for Licensed Products pursuant to the Satiogen Agreement (as it exists as of the Effective Date) and such amounts are actually paid by Mirum to Satiogen, the royalty payment that would otherwise be due with respect to any Licensed Product in any calendar quarter pursuant to Section 4.5(a) shall be reduced, on calendar quarter-by-calendar quarter basis, by an amount equal to […***…] of Net Sales.

(iii) Royalty Adjustments for Third Party Intellectual Property. If it is necessary for Mirum or its Affiliates or their respective sublicensees to obtain a license from any Third Party (each a “Third Party License” which, for clarity, expressly exclude any Assigned Agreements) under any Valid Claim owned or controlled by such Third Party directed to a Compound (excluding formulation), or its manufacture (if no non-infringing manufacturing alternative is available) or method of use of a Compound (a “Third Party Claim”) in order to avoid the infringement or misappropriation of such Third Party Claim by the manufacture, use or sale of a Licensed Product, then the royalty payment that would otherwise be due in any calendar quarter pursuant to Section 4.5(a) shall be reduced, on a Licensed Product-by-Licensed Product and calendar quarter-by-calendar quarter basis, by (A) […***…] of any royalty amount paid by Mirum or its Affiliates in such calendar quarter to such Third Party in consideration for such Third Party License for such Licensed Product, or (B) […***…] of the difference (if any) between (x) the calendar quarter royalty payment due to Mirum pursuant to its sublicense agreement with such sublicensee for such Licensed Product and (y) the calendar quarter royalty payment that would otherwise be due to Mirum for such Licensed Product pursuant to such sublicense agreement in the absence of such Third Party License, in the event such Third Party License is obtained by a sublicensee of Mirum hereunder and such sublicensee is entitled […***…]. If any such Third Party License includes a license under a Third Party Claim as well as other intellectual property rights that are not Third Party Claims, then the calendar quarter royalty payment that would otherwise be due pursuant to Section 4.5(a) shall be reduced by up to […***…] of that portion of the total royalty amount payable by Mirum or its Affiliates or its sublicensee, as applicable, in such calendar quarter to such Third Party in consideration for such Third Party License that the Parties agree is a reasonable royalty for a license under only the applicable Third Party Claim(s).

(iv) Royalty Adjustment for Generic Entry. On a Licensed Product-by-Licensed Product and country-by-country basis, if, in any calendar quarter during the Royalty Term following First Commercial Sale in a country and the first commercial sale of a Generic Product in a country (“Generic Entry”) (A) there is no Valid Claim within the Royalty Patents in such country, (B) there is no Regulatory Exclusivity for such Licensed Product in such country and (C) the market share of Mirum and its Affiliates or their respective sublicensees, as applicable, for such Licensed Product in the Field in such country in such calendar quarter (as measured in Dollars or local currency by reputable published data for such country, e.g. by reference to market share data collected by IMS) (“Market Share”) is (1) reduced by greater than […***…] but less than […***…] compared to the Market Share in the immediately preceding calendar quarter, then the applicable royalty payable to Shire under Section 4.5(a) (after adjustment by virtue of Section 4.5(d)(i) in the case of any SHP626 Licensed Product and Section 4.5(d)(ii) in the case of any Licensed Products) shall be reduced by […***…], (2) reduced by equal to or greater than […***…] but less than […***…] compared to the Market Share in the immediately preceding calendar quarter, then the applicable royalty payable to Shire under Section 4.5(a) (after adjustment by virtue of Section 4.5(d)(i) in the case of any SHP626 Licensed Product and Section 4.5(d)(ii) in the case of any Licensed Products) shall be reduced by […***…] or (3) reduced by equal to or greater than […***…] compared to the Market Share in the immediately preceding calendar quarter, then the applicable royalty payable to Shire under Section 4.5(a) shall be reduced to […***…], with, in each case (1), (2), and (3), such reduction applying in any following quarter. Notwithstanding the foregoing, the royalty adjustment set forth in this Section 4.5(d)(iv) shall not apply in the event of any reduction in the Market Share of any sublicensee of Mirum hereunder, unless such reduction in such sublicensee’s Market Share triggers an equivalent adjustment of royalties payable by such sublicensee to Mirum pursuant to the applicable sublicense agreement.

(v) Limitations. Notwithstanding the foregoing, (A) in no event shall the royalty payment that would otherwise be due to Shire pursuant to Section 4.5(a) with respect to a particular calendar quarter be reduced below […***…] by virtue of Section 4.5(d)(i) and 4.5(d)(ii) and (B) in no event shall the royalty payment that would otherwise be due to Shire pursuant to Section 4.5(a) with respect to a particular calendar quarter, after adjustment by virtue of Section 4.5(d)(i) and 4.5(d)(ii), be reduced by more than […***…] by operation of Section 4.5(d)(iii) or Section 4.5(d)(iv) subclauses (1) or (2).

4.6 Payment Method. All payments due under this Agreement to Shire shall be made by bank wire transfer of Dollars in immediately available funds to an account designated by Shire. With respect to sales of Licensed Products invoiced in a currency other than Dollars, all amounts reported and payable under this Agreement shall be calculated based on the domestic currency where such sale is made and converted (as applicable) into the Dollar equivalent. The Dollar equivalent shall be calculated using the average of the daily foreign exchange rate (local currency per one Dollar) published in The Wall Street Journal, Eastern Edition, under the heading “Currency Trading” on the last business day of each month during the applicable calendar quarter, or for periods less than a calendar quarter, the average of the daily rates published in The Wall Street Journal for such period.

4.7 Late Payment. If Mirum fails to make any payment due to Shire under this Agreement, then interest shall accrue on a monthly basis at the rate equal to […***…] above the then-applicable prime rate as published in The Wall Street Journal, Eastern Edition, or at the maximum rate permitted by applicable Law, whichever is lower.

4.8 Records; Inspection. Mirum shall, and shall ensure that its Affiliates and their respective sublicensees will, keep complete, true and accurate books of account and records for the purpose of determining the payments to be made under this Agreement, including the calculation of Net Sales of the Licensed Products. Such books and records shall be kept for at least […***…] following the end of the calendar year to which they pertain and shall be kept in accordance with GAAP and Mirum’s internal practices and procedures, consistently applied. Such records shall be open for inspection during such period by independent certified public accountants selected by Shire, solely for the purpose of verifying payment statements hereunder. Such inspections shall be made no more than […***…] each calendar year, on reasonable notice during normal business hours. Any unpaid amounts (plus interest as set forth in Section 4.7) that are discovered shall be paid promptly by Mirum. Inspections conducted under this Section 4.8 shall be at the expense of Shire, unless the inspection discloses an underpayment by Mirum of […***…] or more of the amount due for any period covered by the inspection, whereupon all costs relating to the inspection for such period shall be paid promptly by Mirum.

4.9 Taxes.

(a) Taxes. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the efforts of the Parties under this Agreement. For clarity, all payments to be made under this Agreement shall be made plus value added tax, if applicable.

(b) VAT.

(i) All payments or amounts due under this Agreement, whether monetary or non-monetary are exclusive of VAT and Sales Tax and their equivalents. Any party receiving a supply under this agreement, hereby covenants that it will pay any such VAT and Sales Tax correctly charged in addition to any amounts due under this agreement. Where the prevailing legislation requires a VAT or Sales Tax reverse charge, then the receiving Party covenants that it shall correctly account for VAT and Sales Tax in respect of the services received. The supplying party agrees that it will raise a tax invoice (or equivalent document) to support the charge to VAT and Sales Tax.

(ii) For the purposes of VAT, the services, rights and licenses provided by Shire under this Agreement shall be considered to be taxed under by Art 44 of Council Directive 2006/112/EC or any equivalent provision in the country of performance if performed outside the European Union and as such will be considered to be taxed for VAT and Sales Taxes purposes in the country of the recipient. For the purposes of this clause, Mirum warrants that it is established in the United States for the purposes of receiving any such services, rights or licenses.

(iii) Any supply of goods under this agreement shall be taxed in accordance with the prevailing VAT and Sales Tax legislation. All parties agree that they will reasonably cooperate to ensure the use of any VAT and Sales Tax exemptions, suspensions or other reliefs.

(iv) Subject to any other provision in this agreement, any goods supplied will be shipped under Incoterms 2010 – EXW (Shire facility) with receiving Party acting as the importer.

(v) Each Party shall be responsible for any penalties or interest accruing due to incorrect VAT or Sales Tax treatment of the supplies of goods or services made by that Party or any failure to correctly account for VAT or Sales Taxes on any receipt of a supply of goods or services under this agreement except where those penalties or interest arise as a result of the actions of the other party, in which case that party shall be liable to reimburse the value of the penalties and interest.

(vi) If an invoice is raised that is subject to VAT or Sales Tax but is raised in a currency other than the local currency of the country from which the tax is being charged, the invoice must additionally display this tax in the local currency of the country concerned in accordance with the prevailing tax invoicing requirements, having been converted using the relevant exchange rate published on Bloomberg or such other tax authority-approved service applicable at the invoice date.

(c) Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by Mirum to Shire under this Agreement. To the extent Mirum is required to deduct and withhold taxes on any payment to Shire, Mirum shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Shire an official tax certificate or other evidence of such withholding sufficient to enable Shire to claim such payment of taxes. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax. Mirum shall require its sublicensees to cooperate with Shire in a manner consistent with this Section 4.9(b).

(d) Taxes Resulting from Mirum Action. If Mirum is required to make a payment to Shire that is subject to a deduction or withholding of tax, then (i) if such withholding or deduction obligation arises as a result of any action by Mirum, including any assignment or sublicense, or any failure on the part of Mirum or its Affiliate to comply with applicable Laws or filing or record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto (a “Mirum Withholding Tax Action”), then the sum payable by Mirum (in respect of which such deduction or withholding is required to be made) shall be increased to the extent necessary to ensure that Shire receives a sum equal to the sum that it would have received had no such Mirum Withholding Tax Action occurred, and (ii) otherwise, the sum payable by Mirum (in respect of which such deduction or withholding is required to be made) shall be made to Shire after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted to the proper Governmental Authority in accordance with applicable Laws.

5.	DEVELOPMENT AND COMMERCIALIZATION

5.1 Alliance Managers. Within […***…] after the Effective Date, each Party shall appoint and notify the other Party of the identity of a representative having the appropriate qualifications, including a general understanding of pharmaceutical development and commercialization issues, to act as its alliance manager under this Agreement (the “Alliance Manager”). The Alliance Managers shall serve as the primary contact points between the Parties for the purpose of providing Shire with information on the progress of Mirum’s Development and Commercialization activities under this Agreement. The Alliance Managers shall also be primarily responsible for facilitating the flow and timely coordination of information, publications (including press releases) and reports from Mirum (including Development reports, Commercialization reports, and royalty reports) and communication, coordination and collaboration between the Parties, including activities related to the Existing Trials prior to their transition to Mirum. Each Party may replace its Alliance Manager at any time upon written notice to the other Party.

5.2 Development

(a) Development Responsibilities. As between the Parties, Mirum, at its sole cost and expense, shall have sole authority and responsibility for conducting or having conducted Development activities with respect to Compounds and Licensed Products in the Territory, in accordance with the terms and conditions of this Agreement. Mirum, its Affiliates and their respective sublicensees shall conduct all such activities in accordance with the Development Plan and in compliance with all applicable Laws.

(b) Development Plan. Mirum shall prepare an […***…] written development plan, which shall specify the Compound and Licensed Product Development activities to be conducted by Mirum, its Affiliates, and their respective sublicensees and subcontractors, and the timeline regarding such activities (collectively, as updated and amended, the “Development Plan”). The initial Development Plan is attached to this Agreement as Exhibit 5.2(b). Beginning with the first full calendar year following the Effective Date, on an […***…] basis (no later than […***…]), Mirum shall review and, as required, prepare an update and amendment to the then-current Development Plan and send such updated and amended Development Plan to Shire for review and comment by Shire (which comments Mirum shall consider in good faith); provided that (a) any such update and amendment shall be consistent with Mirum’s diligence obligations set forth in Section 5.6 and, unless terminated, the Assigned License Agreements. Such updated and amended Development Plan shall reflect any changes with respect to the Development of Licensed Products.

(c) Development Records and Reports. Mirum shall maintain complete and accurate records (in the form of technical notebooks or electronic files where appropriate) of all Development activities conducted by it or its Affiliates or their respective sublicensees, as applicable, under this Agreement and all Information resulting from such work. Such records, including any electronic files where such Information may also be contained, shall fully and properly reflect all work done and results achieved in the performance of the Development activities in sufficient detail and in good scientific manner appropriate for applicable patent and regulatory purposes. […***…] prior to the expiry of each consecutive […***…] period during the Term, Mirum shall provide Shire with a written report summarizing its Development activities conducted by Mirum or its Affiliates or their respective sublicensees, as applicable, under this Agreement and the results of such activities. Any information or report provided by Mirum to Shire pursuant to this Section 5.2(c) shall be deemed to be Mirum’s Confidential Information and subject to the provisions of Article 7.

(d) Know-How and Material Transfer; Transition Services.

(i) To the extent feasible as of the Effective Date, at no additional cost to Mirum, Shire shall deliver, or cause its Affiliates to deliver, to Mirum the items set forth on Exhibit 5.2(d) in accordance with the schedule set forth on Exhibit 5.2(d).

(ii) In addition, as soon as practicable after the Effective Date, the Parties shall negotiate in good faith and enter into a transition services agreement (“Transition Services Agreement”) that (1) sets forth the activities to be conducted by Shire and Mirum to transfer the Development of Compound and Product from Shire to Mirum, (2) sets forth the process and timelines for Shire’s delivery to Mirum of copies of the clinical- and manufacturing-related Shire Know-How, Pfizer Know-How, Sanofi Know-How and Satiogen Know-How (to the extent not previously delivered to Mirum pursuant to Section 5.2(d)(i)) in such written or electronic format as it is held by Shire or its Affiliate (3) sets forth the quantities of Compound and Licensed Product materials and intermediates in the possession of Shire or any of its Affiliates to be transferred to Mirum at no additional cost to Mirum (which quantities shall exclude any such materials Shire expects to be required for the Existing Trials and other activities of Shire to be conducted prior to the full transition of activities to Mirum hereunder) and (4) may provide for the assignment from Shire (or its Affiliates) to Mirum of certain other agreements related to the Development of Compound and Product. Mirum shall be responsible for the costs of such transition services and for Shire’s costs (including fees) for such quantities of Compound and Licensed Product as further set forth in the Transition Services Agreement. Pending the execution of the Transition Services Agreement and full transition of activities to Mirum hereunder and provided that Mirum is negotiating to enter into the Transition Services Agreement in good faith, Shire and its Affiliates will continue to conduct the Existing Trials, pharmacovigilance, manufacturing, storage and other activities relating to Compounds and Licensed Products in the ordinary course of business. Other than with respect to Existing Trials (for which costs are governed by Section 5.3(b)), Mirum shall reimburse Shire within […***…] of invoicing for all reasonable internal and out-of-pocket costs incurred by Shire or its Affiliates for the conduct of such activities from the Effective Date until such transition is complete (and, in the case of CMC and toxicology activities, all such costs incurred on or after […***…] until such transition is complete).

(iii) EXCEPT AS EXPRESSLY PROVIDED IN THIS AGREEMENT, ANY MATERIALS SUPPLIED BY SHIRE UNDER THIS SECTION 5.2(d) OR THE TRANSITION SERVICES AGREEMENT ARE SUPPLIED “AS IS” AND SHIRE MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE MATERIALS DOES NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER PROPRIETARY RIGHTS OF A THIRD PARTY. Mirum assumes all liability for damages which may arise from its use, storage or disposal of such materials. Shire will not be liable to Mirum for any loss, claim or demand made by Mirum or its Affiliates, or made against Mirum or its Affiliates by any Third Party, due to or arising from the use of such materials.

5.3 Regulatory Matters.

(a) Subject to any restrictions in the Assigned License Agreements to the extent of Information under the applicable Assigned License Agreement, promptly following the Effective Date, Shire shall provide to Mirum copies of all Regulatory Materials in Shire’s or its Affiliates’ possession within the Shire Know-How, Pfizer Know-How, Sanofi Know-How and Satiogen Know-How and the Parties will take all such actions (including execution of such documents) as reasonably necessary to transfer rights and responsibilities with respect to all filings within such Regulatory Materials to Mirum in accordance with a mutually agreed timeline, including transfer of investigational new drug applications for the Existing Trials to Mirum as soon as possible after the Effective Date. Except in connection with the Existing

Trials conducted by or on behalf of Shire or its Affiliates prior to the transition to Mirum as set forth in Section 5.3(b), Mirum shall have sole responsibility and control, at its sole cost and expense, for seeking, preparing, obtaining, and maintaining all filings with Regulatory Authorities to Develop and manufacture the Licensed Products within the Territory and all Regulatory Approvals to Commercialize the Licensed Products within the Territory, and conducting all communications related thereto with the Regulatory Authorities in the Territory.

(b) The Parties shall work in good faith to transition the conduct of the clinical trials listed on Exhibit 5.3(b) (“Existing Trials”) from Shire (or its Affiliate) to Mirum as soon as practicable after the Effective Date. Until such transition is complete, (a) Mirum hereby grants to Shire a license under any Regulatory Materials, Patents and Information Controlled by Mirum to the extent necessary for Shire (or its Affiliate) to conduct the Existing Trials and (b) Mirum shall reimburse Shire within […***…] of invoicing for all reasonable internal and out-of-pocket costs incurred by Shire or its Affiliates for the conduct of the Existing Trial from the Effective Date until such transition is complete. Mirum shall use Commercially Reasonable Efforts to effectuate the transition of the Existing Trials to Mirum including, if needed, using Commercially Reasonable Efforts to enter into agreements with Third Parties previously working with Shire or its Affiliates in connection with the Existing Trials.

(c) Mirum shall notify Shire promptly following its determination that any event, incident, or circumstance has occurred that would result in the need for a recall, market suspension, or market withdrawal of Compounds or Licensed Products in the Territory. Mirum shall have the right to make the final determination whether to voluntarily implement any such recall, market suspension, or market withdrawal in the Territory. Mirum shall conduct any recall, market suspension, or market withdrawal of Compounds or Licensed Products in the Territory in compliance with applicable Law. Mirum shall have the sole responsibility and control over all recalls, market suspensions, or market withdrawals of Compounds or Licensed Products in the Territory at its own expense.

(d) Any information provided by Mirum to Shire pursuant to this Section 5.3(c) shall be deemed to be Mirum’s Confidential Information and subject to the provisions of “Article 7.

5.4 Manufacturing. As between the Parties, Mirum shall have the sole responsibility and control, at its sole cost and expense, over the Manufacturing of Compounds and Licensed Products, including performing CMC Activities with respect to Compound.

5.5 Commercialization

(a) Commercialization Responsibilities. As between the Parties, Mirum shall have the sole responsibility and control over conducting or having conducted Commercialization activities with respect to Licensed Products in the Territory, at its sole cost and expense, in accordance with the terms and conditions of this Agreement. Mirum shall conduct all such activities in compliance with all applicable Laws. It is understood that as between the Parties, Mirum shall be solely responsible, at its sole cost and expense, for handling all detailing, distribution, order processing, invoicing and collection, receivables, and returns for Licensed Products in the Territory.

(b) Trademarks. Mirum shall have the right to brand Licensed Products using Mirum related trademarks and any other trademarks and trade names it determines appropriate for the Licensed Products which may vary by country or within a country (“Product Marks”), provided that Mirum shall not, and shall not permit its Affiliates or their respective sublicensees or subcontractors to, make any use of the trademarks or house marks of Shire or its Affiliates (including their corporate names) or any trademark confusingly similar thereto. As between the Parties, Mirum or its Affiliate or their respective sublicensees or subcontractors (as applicable) shall own all rights in the Product Marks and shall register and maintain the Product Marks in the countries and regions it determines reasonably necessary at its own cost and expense.

(c) Standards of Conduct. Mirum shall, and shall ensure that its Affiliates and their respective sublicensees and subcontractors have the written obligation to, comply with all applicable Laws concerning the advertising, marking, sales, and marketing of prescription drug products in Commercializing Licensed Products in the Territory under this Agreement, including the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) and any other applicable anti-bribery laws. Mirum shall, during the Term, promptly notify Shire in writing with respect to any material non-compliance (other than non-compliance of the FCPA which shall be without regard to materiality) regarding the Commercialization of Licensed Products of which it becomes aware.

(d) Commercialization Reports. Mirum shall, on an […***…], no later than […***…] of […***…], provide Shire with a reasonably detailed report of its and its Affiliate’s and their respective sublicensee’s and subcontractor’s (as applicable) Commercialization activities with respect to Licensed Products in the Major Markets in the immediately preceding […***…]. Any information or report provided by Mirum to Shire pursuant to this Section 5.5 shall be deemed to be Mirum’s Confidential Information and subject to the provisions of Article 7.

5.6 Diligence.

(a) During the Term, Mirum (by itself or through its Affiliates or sublicensees, as applicable) shall, at its sole cost and expense, use Commercially Reasonable Efforts to (i) […***…], and […***…] in […***…] and […***…], (ii) […***…], (iii) […***…] and (iv) […***…].

(b) For clarity, it is understood and acknowledged that to the extent that Mirum (by itself or through its Affiliates or sublicensees, as applicable) uses Commercially Reasonable Efforts to […***…], Mirum shall be in compliance with Section 5.6(a) with respect to […***…].

6.	INTELLECTUAL PROPERTY

6.1 Ownership of Arising IP. As between the Parties, Mirum or its Affiliate or their respective sublicensees or subcontractors, as applicable, shall solely own all Information, discoveries, works and inventions (patentable or not) invented, created, discovered, generated, authored, conceived, or reduced to practice solely by or on behalf of Mirum or its Affiliates or their respective sublicensees or subcontractors under this Agreement using Shire IP or Shire Confidential Information, including Patents filed thereon and other intellectual property rights therein and registrations thereon (collectively “Arising IP” and any Patents thereon, “Arising Patents”).

6.2 Patent Prosecution.

(a) Shire Patents. All decisions and actions with respect to the preparation, filing, prosecution and maintenance of the Shire Patents shall be the responsibility of Mirum, using patent counsel reasonably acceptable to Shire, at Mirum’s sole cost and expense; provided that (i) Mirum shall keep Shire reasonably informed regarding the preparation, filing, prosecution, and maintenance of the Shire Patents and (ii) Mirum shall not abandon or discontinue the prosecution or maintenance of any Shire Patent in a country without notifying Shire in writing at least […***…] in advance of the due date of any payment or other action that is required to prosecute and maintain such Shire Patent, and, upon such notice, all licenses under such Patent granted in Section 3.1 shall terminate upon delivery of such notice and Shire shall have the option, but not the obligation, to prepare, file, prosecute and maintain (including with respect to related interference, re-issuance, re-examination and opposition proceedings) such Shire Patent in the Territory at its sole cost and expense.

(b) Arising Patents, Sanofi Patents, and Satiogen Patents. As between the Parties, all decisions and actions with respect to the preparation, filing, prosecution and maintenance of the Arising Patents, Sanofi Patents and Satiogen Patents shall be the responsibility of Mirum, at Mirum’s sole cost and expense; provided that Mirum shall keep Shire reasonably informed regarding the preparation, filing, prosecution, and maintenance of such Patents.

(c) Patent Term Extensions. As between the Parties, Mirum shall have the authority and responsibility to file for and seek to obtain patent term extensions (including any pediatric exclusivity extensions as may be available) or supplemental protection certificates or their equivalents in any country with respect to Shire Patents covering Compound or Licensed Products.

(d) Data Exclusivity. With respect to data exclusivity periods, Mirum shall have the sole right, but not the obligation (consistent with its obligations under applicable Laws (including any applicable consent order)), to seek, maintain, and enforce all such data exclusivity periods available for Licensed Products.

(e) Cooperation. Promptly following the Effective Date (but no less than […***…] before any statutory bar date), Shire will provide to Mirum documents as necessary to prosecute and maintain the Shire Patents and Sanofi Patents. Shire shall cooperate with Mirum and shall execute any power of attorney or similar document, in each case to the extent reasonably required to allow Mirum to assume the preparation, filing, prosecution, and maintenance of the Shire Patents in the name of Shire or its designated Affiliate. Mirum shall cooperate with Shire, in each case to the extent reasonably required to allow Shire or its designated Affiliate to assume the preparation, filing, prosecution, and maintenance, of any Shire Patent abandoned by Mirum pursuant to Section 6.2(a).

6.3 Patent Enforcement.

(a) Notification. If either Party becomes aware of any existing or threatened infringement of the Shire Patents in the Territory, which infringing activity involves the manufacture, use, import, offer for sale, or sale of any Compound or Licensed Product in the Territory (a “Product Infringement”), it shall promptly notify the other Party in writing to that effect, and the Parties will consult with each other regarding any actions to be taken with respect to such Product Infringement.

(b) Right to Enforce. Mirum shall have the first right, but shall not be obligated, to bring an infringement action against any person or entity engaged in a Product Infringement, at Mirum’s sole cost and expense. If Mirum fails to bring such an action with respect to a Shire Patent (or to settle or otherwise secure the abatement of such Product Infringement) prior to the earlier of: (i) […***…] following Mirum’s receipt or delivery of the notice under Section 6.3(a), or (ii) […***…] before the deadline, if any, set forth in the applicable Laws for the filing of such actions, Shire shall have the right to bring and control any such action, at its own expense and by counsel of its own choice. If Mirum becomes aware of, or receives notice, of any existing or threatened infringement of the Shire Patents in the Territory through a notice under 21 U.S.C. 355(b)(3) or 21 U.S.C. 355(j)(2) (including a notice of a certification under 21 U.S.C. 355(b)(2)(A)(iv) or 21 U.S.C. 355(j)(2)(A)(vii)(IV)), Mirum will provide written notice to Shire within […***…] of the date of its receipt of such notice of whether Mirum will bring an infringement action against any person or entity engaged in such infringement of the Shire Patents within the period prescribed in 21 U.S.C. 355(c)(3)(C) or 21 U.S.C. 355(j)(5)(B), respectively, at Mirum’s sole cost and expense. If Mirum elects not to bring such infringement action or does not provide the notice to Shire within such […***…] period, Shire shall have the right to bring and control any such action, at its own expense and by counsel of its own choice.

(c) Cooperation. If Mirum or Shire exercises its rights to enforce Shire Patents pursuant to Section 6.3(b), each Party shall provide to the enforcing Party reasonable assistance in such enforcement, at such enforcing Party’s request and expense, including joining such action as a party plaintiff if required by applicable Laws to pursue such action. The enforcing Party shall keep the other Party regularly informed of the status and progress of such enforcement efforts; shall reasonably consider the other Party’s comments on any such efforts. The non-enforcing Party shall be entitled to separate representation in such matter by counsel of its own choice and at its own expense; provided that (i) if Shire is required to join as a party, Mirum shall reimburse Shire for its reasonable out-of-pocket expenses for such separate representation and (ii) the non-enforcing Party shall at all times cooperate with the enforcing Party. Neither Party shall have the right to settle any patent infringement litigation under this Section 6.3 in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party, such consent not to be unreasonably withheld or delayed.

(d) Expenses and Recoveries. The enforcing Party bringing a claim, suit or action under Section 6.3(b) shall be solely responsible for any expenses incurred by such Party as a result of such claim, suit or action. If such Party recovers monetary damages in such claim, suit or action, such recovery shall be allocated first to the reimbursement of any out-of-pocket expenses incurred by the Parties in such litigation and any remaining amounts shall be shared as follows: (i) if Shire is the enforcing Party, the remaining amount will be shared […***…] to Shire and […***…] to Mirum or (ii) if Mirum is the enforcing Party, the remaining amount will be retained by Mirum and treated as […***…].

(e) Arising Patents. Mirum shall have the sole right, but shall not be obligated, to bring an infringement action against any person or entity engaged in any existing or threatened infringement of the Arising Patents, at Mirum’s sole cost and expense, and retain all monetary damages recovered in such claim, suit or action.

6.4 Patent Oppositions and Other Proceedings.

(a) If a Shire Patent becomes the subject of any proceeding commenced by a Third Party in connection with an opposition, action for declaratory judgment, nullity action, interference, post-grant review, or other attack upon the validity, title or enforceability thereof, then Mirum shall have the first right, but not the obligation, to control such defense at its own expense using counsel of its own choice. If Mirum decides that it does not wish to defend against such action, it shall notify Shire, reasonably in advance of all applicable deadlines, and Shire shall thereafter have the right, but not the obligation, to assume defense of such action at its own expense.

(b) If Mirum or Shire exercises its rights to control the defense of a Shire Patent pursuant to Section 6.4(a), the Party controlling any defense under this Section 6.4(b) shall permit the non-controlling Party to participate in the proceedings to the extent permissible under applicable Laws and to be represented by its own counsel at the non-controlling Party’s expense. Notwithstanding any of the foregoing, the Party controlling any enforcement action pursuant to Section 6.3 shall also have the sole right to control the response to any attack on the validity, title, or enforceability of a Patent that is asserted by the alleged infringer(s) as a counterclaim or affirmative defense in such action. Neither Party shall have the right to settle any proceeding under this Section 6.4(b) in a manner that diminishes the rights or interests of the other Party without the prior written consent of such other Party, such consent not to be unreasonably withheld or delayed.

6.5 Patent Marking. Mirum shall mark Licensed Product (or when the character of the product precludes marking, the package containing any such Licensed Product) marketed and sold by Mirum or its Affiliates or their respective sublicensees hereunder in accordance with all applicable Laws relating to patent marking.

6.6 Infringement of Third Party Rights. If any Compound or Licensed Product used or sold by Mirum or its Affiliates or their respective sublicensees or subcontractors becomes the subject of a Third Party’s claim or assertion of infringement of a Patent granted by a jurisdiction within the Territory, Mirum shall promptly notify Shire, and the Parties shall agree on and enter into a “common interest” or “joint defense” agreement wherein the Parties agree to their shared, mutual interest in the outcome of such potential dispute, and thereafter, the Parties shall promptly meet to consider the claim or assertion and the appropriate course of action. Unless agreed otherwise by the Parties, Mirum shall be solely responsible for defending against any such claim or assertion, at its sole expense. Mirum shall keep Shire fully informed of such claim and its defense, and shall reasonably consider and seek to accommodate any timely comments of Shire with respect thereto.

7.	CONFIDENTIALITY

7.1 Confidentiality Obligations. The Parties agree that, during the Term and for a period of […***…] thereafter, each Party shall: (a) use reasonable efforts to maintain in confidence the other Party’s Confidential Information (but not less than those efforts as such Party uses to maintain in confidence its own proprietary industrial information of similar kind and value); (b) not disclose such Confidential Information to any Third Party without prior written consent of the other Party, except to the extent expressly authorized by this Agreement or otherwise agreed in writing by the Parties; and (c) not use such other Party’s Confidential Information for any purpose except those permitted by this Agreement or in connection with exercising such Party’s or its Affiliates’ rights or fulfilling their obligations under this Agreement. Shire and its Affiliates may not disclose any Shire Know-How to any Third Party to the extent such disclosure is in relation to a Compound or Licensed Product without the prior written consent of Mirum, except (i) if such Shire Know-How becomes generally available to the public or otherwise part of the public domain, other than through any act or omission of the Shire or its Affiliates in breach of this Agreement, (ii) if one of the exceptions in Section 7.3 applies to such Shire Know-How, or (iii) as set forth in Section 7.5(b). Notwithstanding anything to the contrary in the definition of Confidential Information or this Article 7, with respect to any Confidential Information of Pfizer, Sanofi or Satiogen, including Pfizer Know-How, Sanofi Know-How and Satiogen Know-How, from and following the Effective Date, such Confidential Information shall be deemed the Confidential Information of Mirum and Mirum shall be the disclosing Party and Shire the receiving Party with respect to any such Confidential Information.

7.2 Exceptions. The obligations in Section 7.1 shall not apply with respect to any portion of the other Party’s Confidential Information that the receiving Party can show by competent written proof:

(a) was known to the receiving Party (other than under an obligation of confidentiality or, in the case of Mirum employees or agents, through their employment or service relationship with Lumena), at the time of disclosure by the other Party or its Affiliate;

(b) was generally available to the public or otherwise part of the public domain, at the time of disclosure by the other Party or its Affiliate;

(c) becomes generally available to the public or otherwise part of the public domain after the disclosure by the other Party, other than through any act or omission of the receiving Party in breach of this Agreement;

(d) is subsequently disclosed to the receiving Party by a Third Party who has a legal right to make such disclosure and who did not obtain such information directly or indirectly from the other Party; or

(e) is subsequently independently developed by employees, subcontractors or sublicensees of the receiving Party or its Affiliates without use of the other Party’s Confidential Information.

7.3 Authorized Disclosure. A Party may disclose the Confidential Information belonging to the other Party to the extent such disclosure is reasonably necessary in the following instances:

(a) filing or prosecuting Patents in accordance with Section 6.2;

(b) complying with the requirement of Regulatory Authorities with respect to making regulatory filings with Regulatory Authorities with respect to Compounds or Licensed Products, including seeking, obtaining and maintaining Regulatory Approval of Licensed Products;

(c) prosecuting or defending litigation as contemplated by this Agreement;

(d) disclosure to its or its Affiliates’ employees, directors, officers, agents, consultants, professional advisors, subcontractors, licensees or sublicensees or bona fide potential subcontractors, licensees or sublicensees, on a need-to-know basis for the sole purpose of performing its or its Affiliates’ obligations or exercising its or its Affiliates’ rights under this Agreement; provided that in each case, the disclosees are bound by written or professional obligations of confidentiality and nonuse consistent with those contained in this Agreement;

(e) disclosure to any bona fide potential or actual investor, acquiror or merger partner or other potential or actual financial or commercial partner for the sole purpose of evaluating an actual or potential investment, acquisition or other business relationship; provided that in connection with such disclosure, the disclosing Party shall use all reasonable efforts to inform each disclosee of the confidential nature of such Confidential Information and cause each disclosee to treat such Confidential Information as confidential; or

(f) complying with applicable Laws, including regulations promulgated by applicable security exchanges, court orders or administrative subpoenas or orders.

Notwithstanding the foregoing, if a Party is required to make a disclosure of the other Party’s Confidential Information pursuant to Sections 7.3(c) or 7.3(f), such Party shall promptly notify the other Party of such required disclosure and shall use reasonable efforts to assist the other Party, at such other Party’s expense, in preventing or limiting such disclosure or obtaining confidential treatment, a protective order, or the like protecting such disclosure.

7.4 Publicity; Terms of Agreement.

(a) The Parties will mutually agree to the text of a press release announcing the execution of this Agreement. If either Party desires to make a public announcement concerning the material terms of this Agreement or activities conducted pursuant hereto, such Party shall give reasonable prior advance notice of the proposed text of such announcement to the other Party for its prior review and approval (except as otherwise provided herein), such approval not to be unreasonably withheld, except that in the case of a press release or governmental filing required by applicable Law, the disclosing Party shall provide the other Party with such advance notice as it reasonably can and shall not be required to obtain approval therefor. A Party commenting on such a proposed press release shall provide its comments, if any, within […***…] after receiving the press release for review. Neither Party shall be required to seek the permission of the other Party to repeat or disclose any information regarding the terms of this Agreement or any activities conducted pursuant hereto that has already been publicly disclosed by such Party, or by the other Party, in accordance with this Section 7.4, provided such information remains accurate as of such time.

(b) The Parties acknowledge that either or both Parties may be obligated to file under applicable Laws a copy of this Agreement with the U.S. Securities and Exchange Commission (“SEC”) or other Governmental Authorities. Each Party shall be entitled to make such a required filing, provided that it requests confidential treatment of the commercial terms and sensitive technical terms hereof to the extent such confidential treatment is reasonably available to such Party and permitted by such Governmental Authority. In the event of any such filing, each Party will provide the other Party with a copy of the Agreement marked to show provisions for which such Party intends to seek confidential treatment and shall reasonably consider and incorporate the other Party’s comments thereon to the extent consistent with the legal requirements, with respect to the filing Party, governing disclosure of material agreements and material information that must be publicly filed.

7.5 Technical Publications.

(a) Mirum shall not require Shire’s consent to publish any Information related to a Compound or a Licensed Product as it determines to be in the interests of Development, Manufacturing, obtaining Regulatory Approval and Commercialization of Compounds or Licensed Products; provided that Mirum must first secure Shire’s written consent prior to the disclosure of any of Shire’s Confidential Information, not to be unreasonably withheld, conditioned or delayed.

(b) Shire shall not require Mirum’s consent to make the publications described on Exhibit 7.5(b), provided that Shire provides a draft of such publications to Mirum for review and comment a reasonable time prior to the planned publication date.

7.6 Prior Confidentiality Agreement. As of the Effective Date, the terms of this Article 7 shall supersede the Existing Confidentiality Agreement. Any information disclosed by or on behalf of a Party or any of its Affiliates to the other Party or any of its Affiliates pursuant to the Existing Confidentiality Agreement shall be deemed Confidential Information of the disclosing Party for purposes of this Agreement.

7.7 Return of Confidential Information. Upon the effective date of the termination of this Agreement for any reason, either Party may request in writing, and the other Party shall either, with respect to Confidential Information to which such first Party does not retain rights under the surviving provisions of this Agreement: (a) promptly destroy all copies of such Confidential Information in the possession of the other Party and confirm such destruction in writing to the requesting Party; or (b) promptly deliver to the requesting Party, at the other Party’s expense, all copies of such Confidential Information in the possession of the other Party; provided that the other Party shall be permitted to retain one copy of such Confidential Information subject to an ongoing obligation of confidentiality for the sole purpose of performing any continuing obligations hereunder or for archival purposes. In addition, such other Party also shall be permitted to retain such computer records or files containing such Confidential Information that have been created solely by such Party’s automatic archiving and back-up procedures, to the extent created and retained in a manner consistent with such other Party’s standard archiving and back-up procedures, but not for any other use or purpose.

8.	TERM AND TERMINATION

8.1 Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated pursuant to this Article 8, shall remain in effect on a country-by-country and Licensed Product-by-Licensed Product basis, until the expiration of the Royalty Term of such Licensed Product in such country (the “Term”). On a Licensed Product-by-License Product and country-by-country basis, following expiration of the Royalty Term for a Licensed Product in a country, no further royalties shall be payable in respect of sales of such Licensed Product in such country and thereafter the licenses to Shire Know-How granted to Mirum under Section 3.1 shall automatically become non-exclusive, fully paid-up, perpetual, irrevocable and royalty-free.

8.2 Termination for Material Breach. Each Party shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Party if the other Party materially breaches its obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within ninety (90) days from the date of such notice (or within ten (10) business days from the date of such notice if such material breach is solely based on the breaching Party’s failure to pay any amounts due hereunder); provided, however, in the case of a breach or violation that cannot be cured within such ninety (90) day period, the breaching Party shall have an additional ninety (90) day period to cure if the breaching Party shall have commenced substantial remedial actions within the initial ninety (90) day period and used and continues to use its best efforts to pursue the same. Any right to terminate under this Section 8.2 shall be stayed and the cure period tolled in the event that, during any cure period, the breaching Party shall have, in good faith, initiated dispute resolution in accordance with Article 11 with respect to the alleged breach, which stay and tolling shall last so long as the breaching Party diligently and in good faith cooperates in the prompt resolution of such dispute resolution proceedings. Each Party shall be entitled to offset, against amounts payable to the other Party under this Agreement, any amounts of damages determined, in a final decision by the applicable court action or other legal proceeding (for which no appeal is available), to be owed to such Party by the other Party based on the other Party’s material breach of this Agreement. Notwithstanding the foregoing, if Shire has the right to terminate this Agreement pursuant to this Section 8.2 and the sole basis for such right is Mirum’s material breach of its diligence obligations in Section 5.6 with respect to SHP626 Licensed Products, then Shire’s right to terminate this Agreement shall only be with respect to the SBP626 Compounds and SBP626 Licensed Products and not with respect to the SBP625 Compounds, SBP625 Licensed Products or Other Licensed Products, subject to Section 8.6(b).

8.3 Termination Upon Insolvency. Either Party may terminate this Agreement immediately upon written notice to the other Party, if, at any time, the other Party (a) files for protection under bankruptcy or insolvency Laws, (b) makes an assignment for the benefit of creditors, (c) appoints or allows appointment of a receiver or trustee over substantially all of its property that is not discharged within […***…] after such filing, (d) proposes a written agreement of composition, arrangement, readjustment or extension of all of its debts, (e) is a party to any dissolution or liquidation or (f) has a petition under any bankruptcy or insolvency Laws involuntarily filed against it that is not discharged within […***…] of the filing thereof.

8.4 Termination for Patent Challenge; Payment. Immediately upon written notice to Mirum, if Mirum or any of its Affiliates or their respective sublicensees or subcontractors of rights under this Agreement brings an action or proceeding that disputes the validity or enforceability of any Royalty Patents anywhere in the Territory or files an opposition (or any equivalent action) against any of the Royalty Patents anywhere in the Territory, then Shire shall have the right to terminate this Agreement in its entirety or in part, on a country-by-country and Licensed Product-by-Licensed Product basis, at its election. Any such termination shall only become effective if Mirum or such Affiliates or such sublicensees or subcontractors, as applicable, have not withdrawn such action prior to such written notice from Shire.

8.5 Termination by Mirum.

(a) If, after using Commercially Reasonable Efforts in accordance with Section 5.6, Mirum reasonably determines that it, or its Affiliates or sublicensees, as applicable, is precluded from further Development of a Licensed Product because of […***…], Mirum may, upon prior written notice to Shire, terminate this Agreement with respect to the SBP625 Compounds and SBP625 Licensed Products (if such Licensed Product is an SBP625 Licensed Product) or the SBP626 Compounds and SBP626 Licensed Products (if such Licensed Product is an SBP626 Licensed Product). Any dispute between the Parties as to whether or not any determination of Mirum pursuant to this Section 8.5(a) is “reasonable” shall be determined in accordance with Article 11.

(b) Mirum may terminate this Agreement in its entirety for any reason, upon ninety (90) days’ prior written notice to Shire given at any time after the third (3rd) anniversary of the Effective Date.

8.6 Effects of Termination of this Agreement. Upon any termination of this Agreement, in its entirety or on a country-by-country or Licensed Product-by-Licensed Product basis:

(a) Termination of License to Mirum. All rights and licenses granted to Mirum hereunder shall terminate, but in the case of termination in part, only to the extent such rights and licenses relate to the country(ies) and Licensed Product(s) that are the subject of such termination, and the provisions of the last sentence of Section 3.2 shall apply to agreements with respect to the terminated country(ies) and Licensed Product(s). In addition, Section 3.6 shall terminate.

(b) Assignment of Assigned Agreements. Upon Shire’s written request, to the extent of any Assigned Agreement that is in effect upon the effective date of termination and subject to any consent required of any counterparty to the applicable Assigned Agreement (which Mirum shall use good faith efforts to secure at no cost to Mirum), Mirum shall assign (or cause to be assigned) to Shire (or its designated Affiliate) any or all of such Assigned Agreements and shall execute such documents, and perform such other acts, as may be necessary or appropriate in order to effectuate such assignment. Shire (or its designated Affiliate) will (A) accept the assignment of such Assigned Agreements and agree to timely perform, pay and discharge, as and when due, all duties and obligations of Mirum and its Affiliates under the Assigned Agreements to the extent arising after the effective date of such assignment excluding all liabilities arising from any failure by Mirum or its Affiliates to timely perform, pay and discharge, as and when due, all duties and obligations of Mirum and its Affiliates under the Assigned Agreements prior to such effective date, which shall remain liabilities of Mirum or its Affiliates, and (B) agrees to be substituted for Mirum or its Affiliate, as applicable, as a party to the Assigned Agreements from and after the effective date of such assignment. Notwithstanding the foregoing, if termination is by Shire solely with respect to the SHP626 Compounds and SHP626 Licensed Products in accordance with the last sentence of Section 8.2, then (i) in lieu of assignment of the Satiogen Agreement to Shire, at Shire’s request, to the extent the Satiogen Agreement is in effective upon the effective date of such termination, Mirum shall and hereby does delegate to Shire all of Mirum’s rights under the Satiogen Agreement regarding the preparation, filing, prosecution, maintenance, defense and enforcement of the Satiogen Patents and Mirum shall cooperate with Shire in accordance therewith pursuant to Sections 6.2(e) and 6.3(c), mutatis mutandis, and Shire shall, and hereby does, accept all responsibility and liability for the performance of such activities delegated to it, and (ii) if Shire does not request assignment of the Sanofi Agreement, to the extent the Sanofi Agreement is in effective upon the effective date of such termination, Mirum must either comply with the Sanofi Agreement or terminate the Sanofi Agreement in accordance with its terms and, if Mirum does not terminate the Sanofi Agreement, at Shire’s request, Mirum shall and hereby does delegate to Shire all of Mirum’s rights under the Sanofi Agreement regarding the preparation, filing, prosecution, maintenance, defense and enforcement of the Sanofi Patents and Mirum shall cooperate with Shire in accordance therewith pursuant to Sections 6.2(e) and 6.3(c), mutatis mutandis, and Shire shall, and hereby does, accept all responsibility and liability for the performance of such activities delegated to it.

(c) License to Shire. Mirum (on behalf of itself and its Affiliates) shall, and hereby does, grant to Shire, effective only and automatically as of the effective date of such termination of this Agreement, only to the extent such licenses relate to the country(ies) and Licensed Product(s) that are the subject of such termination, an exclusive license, with the right to sublicense (through multiple tiers), under Arising IP and any other Patents and Information Controlled by Mirum or its Affiliates (excluding any Acquiror or Acquiror Affiliates that became Affiliates of Mirum as a result of a Change in Control of Mirum) as of the effective date of such termination that are necessary or reasonably useful to develop, have developed, make, have made, use, offer to sell, sell, have sold and import Compounds and Licensed Products in the Field for the sole purpose of developing, having developed, making, having made, using, offering to sell, selling, having sold and importing Compounds and Licensed Products in the Field. Such license shall be […***…] except in the case of termination by Mirum for Shire’s material breach pursuant to Section 8.2, in which case Shire shall pay to Mirum a royalty of […***…] of Net Sales (applied to Shire in the same manner as applied to Mirum under Section 4.5, excluding Section 4.5(d)). Notwithstanding the foregoing, (i) the license granted under this provision shall only include Patents or Information Controlled by Mirum or its Affiliate (other than any Acquiror or Acquiror Affiliate) pursuant to any Assigned License Agreement if Shire requests that Mirum assign such Assigned License Agreement to it but Mirum is not able to do so pursuant to clause (b) above, and (ii) if the license granted under this provision includes Patents or Information Controlled by Mirum or its Affiliate (other than any Acquiror or Acquiror Affiliate) pursuant to an agreement with a Third Party then the license or sublicense to Shire hereunder, and any right of

Shire to grant a further sublicense thereunder, shall be subject and subordinate to the terms and conditions of the applicable agreement between Mirum and such Third Party, including, without limitation, any payment obligations to such Third Party as a result of practice of such license or sublicense, and shall be effective solely to the extent permitted under the terms of such agreement(s).

(d) Trademarks. Mirum and its Affiliates shall assign to Shire all right, title and interest in and to any and all trademarks for the terminated Licensed Product(s), including any pending trademark applications for such trademarks (solely to the extent owned by Mirum or its Affiliates as of the effective date of such termination), worldwide, or in the terminated country(ies), as applicable (excluding any trademarks that include any corporate name or logo of Mirum or its Affiliates).

(e) Regulatory Materials; Data. As permitted by applicable Laws, Mirum shall transfer and hereby assigns to Shire all Regulatory Materials and Regulatory Approvals for the terminated Licensed Product(s) (solely to the extent owned or Controlled by Mirum or its Affiliates as of the effective date of such termination), worldwide, or in the terminated country(ies), as applicable. To the extent such assignment is not permitted by applicable Law, Mirum hereby grants to Shire a license and right of reference under such Regulatory Materials and Regulatory Approvals.

(f) Ongoing Clinical Trials. If this Agreement is terminated while any clinical trial for the terminated Licensed Product(s), worldwide, or in the terminated country(ies), as applicable, is ongoing, Mirum shall notify Shire of its decision either to continue or wind down all such trials which, in each case, shall be at Mirum’s sole cost and expense. The Parties shall negotiate in good faith and adopt a plan to wind-down such Development activities in an orderly fashion (not to exceed […***…]) or, at Shire’s election, promptly transition such Development activities to Shire, with due regard for patient safety and the rights of any subjects that are participants in any clinical trials of any terminated Licensed Products, and Mirum, at Shire’s expense, shall take any actions Shire deems reasonably necessary or appropriate to avoid any human health or safety problems and in compliance with all applicable Laws.

(g) Transition Assistance. Promptly upon request by Shire, but in no event commencing later than […***…] after the effective date of termination, Mirum shall, with respect to the terminated Licensed Product(s), worldwide, or in the terminated country(ies), as applicable, at Mirum’s reasonable expense (except in the case of termination by Mirum for Shire’s material breach, in which case it shall be at Shire’s expense) in accordance with a budget agreed to in writing by the Parties (such agreement not to be unreasonably withheld, conditioned or delayed), (i) work with Shire to facilitate the timely transfer to Shire of all Information licensed to Shire under Section 8.6(b) and copies of all Regulatory Materials and Regulatory Approvals assigned to Shire under Section 8.6(e) and (ii) provide such other assistance, as may be necessary or reasonably useful for Shire to commence or continue Developing, Manufacturing or Commercializing the terminated Compound(s) and Licensed Product(s) in the terminated country(ies) to the extent Mirum is then performing or having performed such activities, including, upon request of Shire, transferring to Shire as permitted any agreements or arrangements with Third Party vendors to Develop, Manufacture, distribute, sell, or otherwise Commercialize such Licensed Product(s) in such country(ies).

(h) Interim Supply. At Shire’s written request, Mirum shall use Commercially Reasonable Efforts to facilitate the supply to Shire, from either Mirum (or its Affiliates) or from Mirum’s contract manufacturers, of Shire’s requirements for Compound and Licensed Product for a period of […***…], provided that, except in the case of termination by Shire for Mirum’s material breach pursuant to Section 8.2, Shire reimburses Mirum for all reasonable out-of-pocket costs incurred by Mirum in connection with such activities.

(i) Remaining Inventories. If this Agreement is terminated in its entirety, Mirum or its Affiliates or their respective subcontractors or sublicensees, to the extent that such parties continue to have stocks of usable Licensed Products, may continue to fulfill orders received for Licensed Products in the Field until […***…] following the date of termination. For Licensed Products sold by Mirum or its Affiliates or their respective subcontractors or sublicensees after the effective date of a termination, Mirum shall continue to pay royalties pursuant to Section 4.5. Prior to the end of such […***…] period, Mirum shall provide Shire with a written notice of an estimate of the quantity of Licensed Products (or components thereof) and shelf life remaining in the inventory of Mirum at the end of such […***…] period and Shire shall have the right to purchase any or all of the inventory of Licensed Products (or components thereof) held by Mirum as of the date of such termination (that are not committed to be supplied to any Third Party or sublicensee or subcontractor, in the ordinary course of business, as of the date of termination) at a price of […***…] of Mirum’s actual cost of goods. For clarity, this Section 8.6(i) does not permit the manufacture or sale of any Licensed Product that was not in stock on the effective date of the termination.

8.7 Remedy in Lieu of Termination by Mirum under Section 8.2. If Mirum has the right to terminate this Agreement in its entirety under Section 8.2 for Shire’s uncured material breach, Mirum may elect, by written notice to Shire, to, in lieu of termination of this Agreement, continue this Agreement, in which case Mirum’s obligations under Sections 3.6 and 5.6 will terminate but all other terms will continue to apply.

8.8 Damages; Relief. Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to upon such termination; provided, however, that the value of all rights granted to Shire upon termination of this Agreement pursuant to Section 8.6 shall be taken into account in any calculation of damages, compensation or relief available to Shire upon termination.

8.9 Survival. Termination or expiration of this Agreement shall not affect any rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: Article 1, Section 2.1 (unless and until the applicable Assigned Agreement is assigned to Shire or its Affiliate pursuant to Section 8.6(b)), Section 3.2 (with respect to subclauses (a) through (c) and the last sentence), Section 3.5, Section 4.6, Section 4.7, Section 4.8 (for the time period set forth therein), Section 4.8, Section 4.9, Section 6.1, Article 7, Section 8.1 (with respect to the last sentence in the case of licenses that have become perpetual prior to termination or expiration of this Agreement), Section 8.6 (as applicable), Section 8.8, Section 8.9, Section 9.5, Section 10.1, Section 10.2, Section 10.3 (for six (6) years after termination or expiration), Article 11 and Article 12.

9.	REPRESENTATIONS AND WARRANTIES AND COVENANTS

9.1 Mutual Representations and Warranties. Each Party hereby represents and warrants to the other Party as follows:

(a) Corporate Existence. As of the Effective Date, it is a company or corporation duly organized, validly existing, and in good standing under the Laws of the jurisdiction in which it is incorporated.

(b) Corporate Power, Authority and Binding Agreement. As of the Effective Date, (i) it has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, and binding obligation of such Party that is enforceable against it in accordance with its terms.

(c) No Conflicts. The execution and delivery of this Agreement, and the performance by such Party of its obligations under this Agreement, including the grant of rights and licenses to the other Party pursuant to this Agreement, does not and will not: (i) conflict with, nor result in any violation of or default under, any instrument, judgment, order, writ, decree, contract or provision to which such Party is bound; (ii) give rise to the suspension, revocation, impairment, forfeiture or non-renewal of any material permit, license, authorization or approval that applies to such Party, its business or operations or any of its assets or properties; or (iii) conflict with any rights granted by such Party to any Third Party or breach any obligation that such Party has to any Third Party.

9.2 Additional Representations and Warranties of Mirum. Mirum represents and warrants to Shire that:

(a) No Debarment. As of the Effective Date, neither Mirum, nor any of its Affiliates, has any employee or consultant who is or has been debarred by any Regulatory Authority or, to Mirum’s Knowledge, is the subject of debarment proceedings by a Regulatory Authority.

(b) Sufficient Resources. Upon Mirum’s receipt of the funds contemplated by the Investment Agreements, Mirum will have sufficient resources to conduct the Development of the Compounds and Licensed Product through the end of calendar year 2019.

9.3 Additional Representations, Warranties and Covenants of Shire. Shire represents, warrants and covenants to Mirum that, as of the Effective Date:

(a) Shire IP. Shire is the sole and exclusive owner or licensee of the Shire Patents and Shire Know-How, free and clear of all liens, and Shire has the right to grant the licenses to the Shire Patents that it purports to grant to Mirum hereunder.

(b) No Conflicting Grant of Rights. Shire has not as of the Effective Date, and will not during the Term, grant any right to any Third Party under the Shire IP that would conflict with the rights granted to Mirum hereunder.

(c) No Claims or Proceedings. There are no pending actions, claims, investigations, suits or proceedings against Shire or any of its Affiliates, at law or in equity, or before or by any Regulatory Authority, and neither Shire nor any of its Affiliates has received any written notice regarding any pending or threatened actions, claims, investigations, suits or proceedings against Shire or any of its Affiliates, at Law or in equity, or before or by any Regulatory Authority, in either case with respect to the Shire IP, and no Shire Patent is the subject of any interference, opposition, cancellation or other protest proceeding.

(d) Assigned Agreements. Shire owns and has good and valid title, or possesses the right to assign its and its Affiliates’ interest therein, to all of the Assigned Agreements, free and clear of all liens, claims and encumbrances. Shire has the right to assign, transfer and convey the Assigned Agreements or to sublicense the rights thereunder to Mirum as contemplated by Sections 2.1 and 2.2. Each of the Assigned Agreements is in full force and effect in accordance with its terms. Shire and its Affiliates are in compliance in all material respects with its obligations under each of the Assigned Agreements and, to Shire’s Knowledge, (i) no other party to any of the Assigned Agreements has breached such agreement in any material respect, and (ii) there is no basis for termination of any of the Assigned Agreements based on Shire’s material breach. To the extent available as a result of the execution, delivery or performance of this Agreement, Sanofi’s right of first negotiation under Section 2.8 of the Sanofi Agreement has expired and Pfizer indicated it was not interested in exercising its option under Section 2.5 of the Pfizer Agreement. After giving effect to Article 2 in its entirety, the execution, delivery or performance of this Agreement by Shire will not, with or without notice or the lapse of time, result in or give any other party to any Assigned License Agreement the right or option (which has not been waived) to cause or declare a material breach of or to terminate any Assigned License Agreement. Neither Shire nor any of its Affiliates has granted any right to any Third Party under any Assigned License Agreement or any intellectual property licensed to Shire or its Affiliates under any Assigned License Agreement.

(e) No Infringement. Neither Shire nor any of its Affiliates has received any written notice of any unauthorized use, infringement, misappropriation, or dilution by any person, including any current or former employee or consultant of Shire or its Affiliates, of the Shire IP, Pfizer Know-How, Sanofi Know-How, Sanofi Patents, Satiogen Know-How or Satiogen Patents, and to Shire’s Knowledge, no Third Party is infringing or misappropriating or has infringed or misappropriated the Shire IP, Pfizer Know-How, Sanofi Know-How, Sanofi Patents, Satiogen Know-How or Satiogen Patents.

(f) No Debarment. In the course of the Development or Manufacture of Licensed Products or manufacture of Compounds, neither Shire, nor its Affiliates has used any employee or consultant who has been debarred by any Regulatory Authority or, to Shire’s or its Affiliates’ Knowledge, is the subject of debarment proceedings by a Regulatory Authority.

9.4 Covenants of Mirum. Mirum covenants to Shire as follows:

(a) No Debarment. In the course of the Development or Manufacture of Licensed Products or manufacture of Compounds, neither Mirum, nor its Affiliates or their respective sublicensees or subcontractors shall use any employee or consultant who has been debarred by any Regulatory Authority or, to Mirum’s or its Affiliates’ Knowledge, is the subject of debarment proceedings by a Regulatory Authority. Mirum shall notify Shire promptly upon becoming aware that any of its or its Affiliates’, or their respective sublicensees’ or subcontractors’ employees or consultants has been debarred or is the subject of debarment proceedings by any Regulatory Authority.

(b) Compliance. Mirum and its Affiliates shall comply with all applicable Laws in the Development, Manufacture and Commercialization of the Licensed Products, including the statutes, regulations and written directives of the FDA, the EMA and any other Regulatory Authorities, the Federal Food, Drug & Cosmetic Act, as amended, the Prescription Drug Marketing Act, the Federal Health Care Programs Anti-Kickback Law, 42 U.S.C. § 1320a-7b(b), the statutes, regulations and written directives of Medicare, Medicaid and all other health care programs, as defined in 42 U.S.C. § 1320a-7b(f), and the Foreign Corrupt Practices Act of 1977, each as may be amended from time to time.

(c) Assigned License Agreements. Mirum shall not amend or waive, and shall not take any action or omit to take any action under the Assigned License Agreements that would (i) increase any payments that may be due by Shire or materially and adversely reduce the scope of the license granted to Shire if such Assigned License Agreement were assigned to Shire upon termination of this Agreement or (ii) reduce any payments to Shire under this Agreement. Mirum shall promptly notify Shire of, and provide details and copies of associated documentation of, any default under, termination or amendment of, any Assigned License Agreement.

9.5 Disclaimer. EXCEPT AS EXPRESSLY STATED IN THIS AGREEMENT, NO REPRESENTATIONS OR WARRANTIES WHATSOEVER, WHETHER EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, OR NON-INFRINGEMENT, OR NON-MISAPPROPRIATION OF THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS, ARE MADE OR GIVEN BY OR ON BEHALF OF A PARTY, AND ALL REPRESENTATIONS AND WARRANTIES, WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE, ARE HEREBY EXPRESSLY DISCLAIMED AND EXCLUDED.

10.	INDEMNIFICATION AND LIMITATION OF LIABILITY

10.1 Indemnification.

(a) Indemnification by Mirum. Mirum shall defend, indemnify, and hold Shire and its Affiliates and their respective officers, directors, employees, and agents (the “Shire Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Shire Indemnitees, all to the extent resulting from claims, suits, proceedings, or causes of action brought by such Third Party (“Claims”) against such Shire Indemnitees that arise from or are based on: (i) the Development, Manufacture, or Commercialization of Licensed Products or Compounds (including any performance of the Existing Trials after sponsorship is transitioned to Mirum) by or on behalf of Mirum or its Affiliates or their respective sublicensees or subcontractors

(excluding in all cases Shire or its Affiliates), (ii) the breach of any of Mirum’s obligations under this Agreement including Mirum’s representations, warranties, or covenants set forth herein, (iii) the willful misconduct or negligent acts of Mirum or any of its Affiliates or any of their respective officers, directors, employees or agents, or (iv) any liability arising from failure to timely perform, pay and discharge, as and when due, all duties and obligations of Shire and its Affiliates (Mirum and its Affiliates after assignment) under any Assigned Agreement to the extent allocated to Mirum in Section 2.1. The foregoing indemnity obligation shall not apply to the extent to the extent that any of the Claims arises from, is based on, or results from any activity set forth in Section 10.1(b)(i), (ii) (iii) or (iv) for which Shire is obligated to indemnify the Mirum Indemnitees under Section 10.1(b).

(b) Indemnification by Shire. Shire shall defend, indemnify, and hold Mirum and its Affiliates and their respective officers, directors, employees, and agents (the “Mirum Indemnitees”) harmless from and against any and all damages or other amounts payable to a Third Party claimant, as well as any reasonable attorneys’ fees and costs of litigation incurred by such Mirum Indemnitees, all to the extent resulting from Claims against such Mirum Indemnitees that arise from or are based on: (i) the Development, Manufacture, or Commercialization of Licensed Products or Compounds (including any performance of the Existing Trials before sponsorship is transitioned to Mirum) by or on behalf of Shire or its Affiliates or their respective sublicensees or subcontractors under any license granted pursuant to Section 8.6(b), (ii) the breach of any of Shire’s obligations under this Agreement including of Shire’s representations, warranties, or covenants set forth herein; (iii) the willful misconduct or negligent acts of Shire or any of its Affiliates or any of their respective officers, directors, employees or agents or (iv) any liability arising from failure to timely perform, pay and discharge, as and when due, all duties and obligations of Shire and its Affiliates (Mirum and its Affiliates after assignment) under any Assigned Agreement to the extent allocated to Shire in Section 2.1. The foregoing indemnity obligation shall not apply to the extent that any of the Claims arises from, is based on, or results from any activity set forth in Section 10.1(a)(i), (ii), (iii) or (iv) for which Mirum is obligated to indemnify the Shire Indemnitees under Section 10.1(a).

(c) Indemnification Procedures. The Party seeking indemnification (individually, the “Indemnified Party”) shall promptly notify the other Party (the “Indemnifying Party”) in writing of the Claim. Such Claim for indemnity shall indicate the nature of the Claim and the basis therefor. Promptly after a Claim is made for which the Indemnified Party seeks indemnity, the Indemnified Party shall permit the Indemnifying Party, at its option and expense, to assume the complete defense of such Claim, provided that (i) the Indemnified Party will have the right to participate in the defense of any such Claim at its own cost and expense, (ii) the Indemnifying Party will conduct the defense of any such Claim with due regard for the business interests and potential related liabilities of the Indemnified Party, and (iii) the Indemnifying Party will not agree to any settlement that would admit liability on the part of the Indemnified Party or involve relief other than payment of money, without the approval of the Indemnified Party, not to be unreasonably withheld; and provided, further, that if it is reasonably likely that the Parties may have conflicting interests or if it is otherwise not advisable under applicable legal and ethical requirements for the Indemnifying Party’s defense counsel to represent both Parties, separate independent counsel shall be retained for each Party at its own expense. The Indemnifying Party will not, in defense of any such Claim, except with the consent of the Indemnified Party, consent to the entry of any judgment or enter into any settlement which does not include, as an unconditional term thereof, the giving by the claimant or plaintiff to the Indemnified Party of a release from all liability in respect thereof. After notice to the Indemnified Party of the Indemnifying Party’s election to assume the defense of such Claim, the Indemnifying Party shall be liable to the Indemnified Party for such legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof at the request of the Indemnifying Party. As to those Claims with respect to which the Indemnifying Party does not elect to assume control of the defense, the Indemnified Party will afford the Indemnifying Party an opportunity to participate in such defense at the Indemnifying Party’s own cost and expense, and will not settle or otherwise dispose of any of the same without the consent of the Indemnifying Party.

10.2 Limitation of Liability. NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 10.2 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 10.1 OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 7.

10.3 Insurance. Each Party shall procure and maintain insurance, including product liability insurance, with respect to its activities hereunder and which is consistent with normal business practices of prudent companies similarly situated at all times during which any Licensed Product is being clinically tested in human subjects or commercially distributed or sold. Each Party shall provide the other Party with certificate of insurance evidencing of such insurance upon request and shall provide the other Party with written notice at least thirty (30) days prior to the cancellation, non-renewal or material changes in such insurance. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 10.

11.	DISPUTE RESOLUTION

11.1 Disputes. The Parties recognize that disputes as to certain matters may from time to time arise that relate to either Party’s rights or obligations hereunder. It is the objective of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree to follow the procedures set forth in this Article 11 to resolve any controversy or claim arising out of, relating to or in connection with any provision of this Agreement, if and when a dispute arises under this Agreement.

11.2 Internal Resolution; Mediation. With respect to all disputes arising between the Parties under this Agreement, including any alleged breach under this Agreement or any issue relating to the interpretation or application of this Agreement, if the Parties are unable to resolve such dispute within […***…] after such dispute is first notified by either Party in writing to the other, the Parties shall refer such dispute to the Executive Officers (or their designees) for attempted resolution by good faith negotiations within […***…] after such notice is received, including at least […***…] in person […***…] of the Executive Officers within […***…] after such notice is received. If the Executive Officers of the Parties are not able to resolve such disputed matter within […***…] and either Party wishes to pursue the matter, the Parties agree to submit the disputed matter for non-binding mediation (with the understanding that the role of the mediator shall not be to render a decision but to assist the Parties in reaching a mutually acceptable resolution), for a period of not more than […***…].

11.3 Binding Arbitration. If the disputed matter is not resolved by non-binding mediation under Section 11.2 within […***…] and either Party wishes to pursue the matter, each such dispute, controversy or claim, subject to Section 11.4, shall be finally resolved by binding arbitration administered by the International Chamber of Commerce (“ICC”) pursuant to its Dispute Resolution Rules then in effect, and judgment on the arbitration award may be entered in any court having jurisdiction thereof. The Parties agree that:

(a) The arbitration shall be conducted by a panel of three persons experienced in the pharmaceutical business. Within […***…] after initiation of arbitration, each Party shall select one person to act as arbitrator and the two Party-selected arbitrators shall select a third arbitrator within […***…] of their appointment. If the arbitrators selected by the Parties are unable or fail to agree upon the third arbitrator, the third arbitrator shall be appointed by the ICC. The place of arbitration shall be New York, New York, and all proceedings and communications shall be in English.

(b) Either Party may apply to the arbitrators for interim injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either Party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any injunctive or provisional relief necessary to protect the rights or property of that Party pending the arbitration award. The arbitrators shall have no authority to award punitive or any other type of damages not measured by a Party’s compensatory damage. Each Party shall bear its own costs and expenses and attorneys’ fees and an equal share of the arbitrators’ fees and any administrative fees of arbitration, unless the arbitrators determine that a Party has incurred unreasonable expense due to vexatious or bad faith position taken by the other Party, in which event, the arbitrators may make an award of all or any portion of such expenses so incurred.

(c) Reasons for the arbitrators’ decisions should be complete and explicit, including reasonable determinations of law and fact. The written reasons should also include the basis for any damages awarded and a statement of how the damages were calculated. Such a written decision shall be rendered by the arbitrators following a full comprehensive hearing, no later than […***…] following the selection of the arbitrators under
Section 11.3(a).

(d) Except to the extent necessary to confirm an award or as may be required by applicable Laws, neither Party nor any arbitrator may disclose the existence, content, or results of an arbitration without the prior written consent of both Parties. In no event shall an arbitration be initiated after the date when commencement of a legal or equitable proceeding based on the dispute, controversy or claim would be barred by the applicable statute of limitations.

11.4 Patent Disputes. Notwithstanding Section 11.3, any dispute, controversy or claim relating to the scope, validity, enforceability or infringement of any Patent covering the manufacturing, use, importation, offer for sale, or sale of a Compound or Licensed Product shall be submitted to a court of competent jurisdiction in the country in which such Patent was granted.

12.	MISCELLANEOUS

12.1 Entire Agreement; Amendments. This Agreement, including the Exhibits hereto, the Investment Agreements and the Transition Services Agreement sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and thereof, and supersedes all prior agreements and understandings between the Parties with respect to the subject matter hereof and thereof, including the Existing Confidentiality Agreement. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

12.2 Force Majeure. Each Party shall be excused from the performance of its obligations under this Agreement to the extent that such performance is prevented by force majeure (as defined below) and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party takes reasonable efforts to remove the condition. For purposes of this Agreement, “force majeure” shall include conditions beyond the control of the Parties, including an act of God, war, civil commotion, terrorism, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe. Notwithstanding the foregoing, the payment of amounts due and owing hereunder shall in no event be delayed by the payor because of a force majeure affecting the payor.

12.3 Notices. Any notices given under this Agreement shall be in writing, addressed to the Parties at the following addresses, and delivered by person, by facsimile (with receipt confirmation), or by FedEx or other reputable courier service. Any such notice shall be deemed to have been given: (a) as of the day of personal delivery; (b) one day after the date sent by facsimile service; or (c) on the day of successful delivery to the other Party confirmed by the courier service. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

If to Mirum:

Mirum Pharmaceuticals, Inc.

12230 El Camino Real, Suite 230

San Diego, CA 92130

Attention: Chief Executive Officer

With a copy (which shall not constitute notice) to:

Cooley LLP

4401 Eastgate Mall

San Diego, CA 92121-1909

Attention: Kay Chandler

FAX: +1 858 550 6420

If to Shire:

Shire International GmbH

Zahlerweg 10

6300 Zug – Switzerland

Attention: Legal Department

With copies (which shall not constitute notice) to:

Shire

650 East Kendall St.

Cambridge, MA 02142

Attention: General Counsel

and

Morgan, Lewis & Bockius LLP

502 Carnegie Center

Princeton, NJ 08540-6241

Attention: Randall Sunberg

FAX: 1.609.919.6701

12.4 Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment without the other Party’s consent to its Affiliates, including in connection with any re-domiciling of such Party or its Affiliates, or to a Third Party successor to substantially all of the business of such Party to which this Agreement relates (such Third Party, an “Acquiror”), whether in a merger, sale of stock, sale of assets or other transaction. Any permitted assignment shall be binding on the successors of the assigning Party and any Acquiror or successor or assignee of a Party’s rights or obligations hereunder shall, in writing to the other Party, expressly assume performance of such Party’s rights or obligations under this Agreement. Any assignment or attempted assignment by either Party in violation of the terms of this Section 12.4 shall be null, void and of no legal effect.

12.5 Performance by Affiliates. Each Party may discharge any obligations and exercise any right hereunder through any of its Affiliates. Each Party hereby guarantees the performance by its Affiliates of such Party’s obligations under this Agreement, and shall cause its Affiliates to comply with the provisions of this Agreement in connection with such performance. Any breach by a Party’s Affiliate of any of such Party’s obligations under this Agreement shall be deemed a breach by such Party, and the other Party may proceed directly against such Party without any obligation to first proceed against such Party’s Affiliate.

12.6 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.

12.7 Severability. If any of the provisions of this Agreement are held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

12.8 No Waiver. Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

12.9 Independent Contractors. Each Party shall act solely as an independent contractor, and nothing in this Agreement shall be construed to give either Party the power or authority to act for, bind, or commit the other Party in any way. Nothing herein shall be construed to create the relationship of partners, principal and agent, or joint-venture partners between the Parties.

12.10 Governing Law. Resolution of all disputes, controversies or claims arising out of, relating to or in connection with this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York, U.S., without regard to conflicts of law rules.

12.11 Equitable Relief. Each Party acknowledges that its breach of Article 7, and Mirum acknowledges that its breach of Section 3.6, may cause irreparable harm to the other Party, which cannot be reasonably or adequately compensated in damages in an action at law.

By reasons thereof (and notwithstanding Article 10), each Party agrees that the other Party shall be entitled, in addition to any other remedies it may have under this Agreement or otherwise, to preliminary and permanent injunctive and other equitable relief to prevent or curtail any actual or threatened breach of the obligations relating to Confidential Information set forth in Article 7 by the other Party or in Section 3.6 by Mirum.

12.12 Cumulative Remedies. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by applicable Law or otherwise available except as expressly set forth herein.

12.13 No Benefit to Third Parties. Except as provided in Article 10, covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto and their successors and permitted assigns, and they shall not be construed as conferring any rights on any Third Party.

12.14 Construction of this Agreement. When used in this Agreement, the term “including”, “include” or “includes” means including, without limiting the generality of any description preceding the term. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). References to either Party include the successors and permitted assigns of that Party. The headings of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The Parties have each consulted counsel of their choice regarding this Agreement and have jointly prepared this Agreement, and, accordingly, no provisions of this Agreement shall be construed against either Party on the basis that the Party drafted this Agreement or any provision thereof. If the terms of this Agreement conflict with the terms of any Exhibit, then the terms of this Agreement shall govern. This Agreement has been prepared in the English language and English shall control its interpretation.

12.15 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be an original and all of which shall constitute together the same document. Counterparts may be signed and delivered by facsimile, or electronically in PDF format, each of which shall be binding when sent.

{Signature Page Follows}

IN WITNESS WHEREOF, the Parties have executed this Agreement in duplicate originals by their proper officers as of the Effective Date.

MIRUM PHARMACEUTICALS, INC.		SHIRE INTERNATIONAL GMBH

By:	/s/ Michael Grey	By:	/s/ Ramy Riad
Title:	Chief Executive Officer	Title:	Head of Finance International
Date:		Date:

{Signature Page to Assignment and License Agreement}

EXECUTION VERSION

EXHIBIT 1.12(A)

SHP625 COMPOUND

[…***…]

EXECUTION VERSION

EXHIBIT 1.12(B)

SHP626 COMPOUND

[…***…]

EXECUTION VERSION

EXHIBIT 1.53

SANOFI PATENTS

Title	Juris.	Appl. No. Pub. No./Grant No.	Status Filing Date
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EXECUTION VERSION

EXHIBIT 1.56

SATIOGEN PATENTS

Title	Juris.	Appl. No. Pub. No./Grant No.	Status Filing Date
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EXECUTION VERSION

EXHIBIT 1.59

SHIRE PATENTS

Title	Juris.	Appl. No. Pub. No./Grant No.	Status Filing Date
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EXECUTION VERSION

EXHIBIT 5.2(b)

DEVELOPMENT PLAN

MARALIXIBAT (“MRX”)

[…***…]

Shire had significant interactions with regulatory agencies which have […***…]. Mirum intends to […***…]. The goal is […***…]. […***…]:

1. […***…]

2. […***…]

3. […***…]

[…***…] Study

The […***…] study will be […***…] with the […***…]:

1. […***…]

2. […***…]

3. […***…]

Once the […***…] is […***…].

[…***…] Study

[…***…].

[…***…].

[…***…].

[…***…].

[…***…] Study

[…***…].

[…***…].

[…***…]

Mirum also intends to […***…]:

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

•	[…***…]

[…***…].

[…***…]

[…***…].

[…***…]

[…***…]

[…***…].

EXECUTION VERSION

EXHIBIT 5.2(d)

INITIAL KNOW-HOW AND MATERIAL TRANSFER

The following will be provided only to the extent available in written or electronic format, in such written or electronic format as it is held by Shire or its Affiliates:

Item	Timing (days after Effective Date)	Comment
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EXECUTION VERSION

EXHIBIT 5.3(b)

EXISTING TRIALS

Name	NCT number
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EXECUTION VERSION

EXHIBIT 7.5(b)

AUTHORIZED SHIRE PUBLICATIONS

•	[…***…].

•	[…***…].